Item 1. Report to Stockholders:
-------------------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Master Intermediate Income Trust

9|30|05

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam Master

Intermediate

Income Trust

9 | 30 | 05
Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	15
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	25
Financial statements	28
Federal tax information	89
Shareholder meeting results	90
Compliance certifications	91
About the Trustees	92
Officers	98

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

During the period ended September 30, 2005, domestic stock and bond markets advanced modestly while major markets outside the United States showed far greater strength. The Federal Reserve Board’s program of interest-rate increases and higher energy prices put pressure on U.S. consumer spending, and the impact of an unusually active hurricane season on the U.S. economy introduced a new cause of concern for financial markets. We believe that amid the uncertainties of this economic and market environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We also want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 19 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Master Intermediate Income Trust: seeking broad diversification across global bond markets

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities

The bond investment landscape has undergone a transformation in the nearly two decades since. New sectors like mortgage- and asset-backed securities now make up over one third of the U.S. investment-grade market. The high yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s original investment focus has been enhanced to keep pace with this market expansion. To process the market’s increasing complexity, Putnam’s 100-member fixed-income group aligns teams of specialists with the varied investment opportunities. Each team identifies compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, systematically building a diversified portfolio that carefully balances risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified fund’s objectives. The fund’s portfolio is portfolio with multiple income-generating composed of a broad spectrum of government, strategies is the best way to pursue your credit, and securitized debt instruments.

		Portfolio composition as of 9/30/05
		SECURITIZED
	*	Mortgage-backed securities	23.6%
	*	Asset-backed securities	13.5%
		CREDIT
	*	High-yield corporate	19.7%
	*	Bank loans	10.3%
	*	Emerging markets corporate	3.0%
	*	Investment-grade corporate	1.2%

4

strategy can take advantage of changing market leadership in pursuit of high current income consistent with capital preservation.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. While diversification can help protect returns from excessive volatility, it cannot ensure protection against a market loss.

How do closed-end funds differ from open-end funds?

Fixed number of shares While open-end funds can issue an unlimited number of shares for direct purchase by investors, closed-end funds issue a set number of shares in an initial offering.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

	GOVERNMENT
*	U.S.Treasury	10.3%
*	International Treasury	7.1%
	(developed markets)
*	International Treasury	6.3%
	(emerging markets)

	CASH/OTHER
*	Cash/derivatives/equivalents	5.0%
	(e.g., short-term U.S. Treasuries,
	commercial paper, and other cash equivalents)

Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 10 and 30.

Putnam Master Intermediate Income Trust seeks high current income and relative stability by investing in investment-grade, high-yield, and non-U.S. fixed-income securities of limited maturity. Fund holdings and sector classifications reflect the diversification of the fixed-income market.The fund is designed for investors seeking high current income, asset class diversification, or both.

Highlights

* For the year ended September 30, 2005, Putnam Master Intermediate Income Trust posted total returns of 5.73% at net asset value (NAV) and –0.98% at market price

* The fund’s primary benchmark, the Lehman Government/Credit Bond Index, returned 2.58% .

* The average return for the fund’s Lipper category, Flexible Income Funds (closed-end), was 6.33% ..

* The fund’s dividend was reduced to $0.035 per share at the beginning of the period. See page 12 for details.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance
Total return for periods ended 9/30/05

Since the fund’s inception (4/29/88), average annual return is 7.89% at NAV and 6.69% at market price.

	Average annual return		Cumulative return

	NAV	Market price	NAV	Market price
10 years	6.83%	6.88%	93.59%	94.46%

5 years	7.93	7.47	46.44	43.39

1 year	5.73	-0.98	5.73	-0.98

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The year in review

The 12-month period ended September 30, 2005, was volatile for global fixed-income markets, but overall, generally favorable as medium- to long-term interest rates remained historically low. Sharp increases in energy prices and concern over the potential for increased inflation prompted some short-term sell-offs that led to larger price declines (and yield increases) within sectors with higher credit risk. Because your fund invests in a variety of fixed-income sources, its results at net asset value (NAV, or without sales charges) were ahead of the return of its benchmark index (which has less investment flexi-bility than your fund). However, the fund underperformed its Lipper category average because it had less exposure to emerging-market bonds and to non-U.S. dollar denominated bonds than many of its peers, and these sectors remained strong. The fund’s currency strategy, which shifted toward increased exposure to the U.S. dollar, had a neutral effect on performance.

Market overview
During the 12-month period ended September 30, the U.S. economy continued to grow at a solid, moderate pace, with low inflation. However, in the first quarter of 2005, there were some indications that inflation might be beginning to inch up as the economy strengthened. Record-high energy prices began to affect the prices of goods and services. More importantly, wage costs began to increase, prompting concerns that inflation levels driven by oil costs might migrate to the higher core inflation numbers monitored by the Federal Reserve Board (the Fed). At its meetings so far in 2005, the tone of the Fed’s accompanying remarks has come to reflect increased concern about inflation.

The bond market has benefited from a supportive environment for the past several years, but recently there have been some cautionary signs: The U.S. economy has been posting a steady 3% to 4% growth rate for almost four years now, but during the past 12 months there were indications that spare capacity (i.e., plant and equipment capacity) was beginning to decline. This excess capacity can result in lower prices as companies try to boost sales, and consequently, it has a dampening effect on inflation. Furthermore, in what could be a significant development, Japan seems to be emerging from 15 years of economic difficulty. Japan’s previously stagnant economy and very low interest rates have long been key elements that helped keep long-term U.S. interest rates low. Japanese investors (who have a very high savings rate) have purchased U.S. Treasury and corporate bonds in large volume to take advantage of their higher yields. Recently, real estate prices in Japan have risen, unemployment has declined, and the Japanese stock market has been moving up. Japan’s savers, noting the improving conditions, have begun to divert some of their capital out of the international markets and back to their domestic markets. We believe these developments could eventually mean higher long-term interest rates here. Credit issuers in the United States could be forced to raise interest rates to compete for Japanese capital. As a result, we continue to monitor unfolding events in Japan closely.

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/05.

Bonds
Lehman Government/Credit Bond Index
(U.S. Treasury and agency securities and corporate bonds)	2.58%

JP Morgan Global Diversified Emerging Markets Bond Index
(global emerging-market bonds)	13.59%

Citigroup Non-U.S. World Government Bond Index
(international government bonds)	3.15%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	6.75%

Equities
S&P 500 Index (broad stock market)	12.25%

Russell 2000 Growth Index (small-company growth stocks)	17.97%

Russell 2000 Value Index (small-company value stocks)	17.75%

Strategy overview

As we have noted the beginnings of change in the global economy amid signs that long-term interest rates could rise, over the past 18 months our primary strategy has been to reduce the level of credit risk in the portfolio. During the 12-month period, we reduced the fund’s emerging-market weighting and increased the average credit quality of its high-yield holdings by selling lower-quality bonds and purchasing bonds with higher ratings. (High-yield securities, which are generally lower in quality than other securities such as Treasuries, are classed among several tiers of credit quality.)

In addition, we sought to reduce the fund’s sensitivity to changes in interest rates by shortening the portfolio’s overall duration. Duration, which is measured in years, is the primary indicator of interest-rate sensitivity. The shorter a bond’s duration, the less sensitive its price will be to interest-rate changes. The fund’s lower interest-rate sensitivity helped performance during the 12-month period.

We also continued to increase the fund’s position in bank loans during the period. These securities, discussed in more detail on pages 11 and 26, offer floating interest rates that, like an

Comparison of sector weightings

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of total investment portfolio. Holdings will vary over time. See pages 4 and 5 for more information about each sector.

adjustable-rate home mortgage, move in tandem with market rates and therefore can help provide some protection from interest-rate risk.

Your fund’s holdings

During the 12-month period, the portfolio’s significant position in securitized bonds, or structured securities, performed well as interest rates fluctu-ated, but generally remained within a narrow range. Structured securities currently offer higher income than corporate bonds of comparable credit quality. They also offer short maturities, which provides us with the flexibility to shift to other fixed-income securities should interest rates rise. The most common type of securitized bonds are mortgage-backed securities (MBSs) issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Other types of securitized bonds include asset-backed securities (ABS), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls.

Top holdings

This table shows the fund’s top holdings within each of the fund’s three broad sectors and the percentage of the fund’s net assets that each comprised, as of 9/30/05. The fund’s holdings will change over time.

Holding (percent of fund's net assets)	Coupon (%) and maturity date

Securitized sector
Federal National Mortgage Association
pass-through certificates (4.2%)	5.5%, 2035

Federal National Mortgage Association
pass-through certificates (2.2%)	5.5%, 2034

Federal National Mortgage Association
pass-through certificates (0.9%)	4.5%, 2020

Credit sector
ALROSA Finance SA 144A company guaranty (Luxembourg) (0.7%)	8.875%, 2014

Pemex Project Funding Master Trust 144A notes (0.6%)	5.75%, 2015

VTB Capital SA 144A notes (Luxembourg) (0.5%)	7.5%, 2011

Government sector
U.S. Treasury notes (5.3%)	4.25%, 2013

U.S. Treasury notes (3.7%)	3.25%, 2008

Ireland (Republic of) bonds (1.4%)	5%, 2020

European government bonds outperformed Treasury bonds and contributed to performance during the 12-month period. European bonds benefited from the Fed’s continuing series of interest-rate increases as well as comparatively slow economic growth in Europe compared with the United States. We significantly underweighted bonds from Italy and, as a balance, overweighted Germany and France. Italy has been enduring severe economic difficulties: recession, overwhelming debt, and declining industrial competitiveness. Because Italy, Germany, and France share the euro, we believe that prices of Italy’s bonds do not yet fully reflect the decline in the country’s credit standing, but that they will at some point. For this reason, we are maintaining an underweight in Italy.

While the fund remains significantly underweighted -- relative to its peer group -- in emerging-market securities, we added some emerging-market bonds during the period, believing them to be more attractive than high-yield corporate bonds. Within this area, we emphasized bonds from Mexico, Russia, and Brazil. All three countries have benefited from sustained global economic growth as well as from rising prices for oil and other commodities.

Among high-yield corporate bonds, we emphasized bonds in the energy sector, which has benefited from sharply higher energy prices. These holdings included the pipeline and energy firm Williams Companies, which contributed to performance. In addition, the fund’s holdings in Ardent Health Care, which benefited from a large asset sale during the period, helped returns. In the cable sector, the fund’s holdings of Charter Communications detracted from performance. In general, the fund’s underweight in the paper/forest products and automotive sectors contributed to performance.

Additionally, we increased the fund’s holdings of senior-secured bank loans. These senior floating-rate bank loans are loans issued by banks on behalf of corporations. The interest these loans pay adjusts to reflect changes in short-term interest rates. When rates rise, these securities pay a higher yield. Also, their “senior-secured” status means that they are backed by each issuing company’s assets, such as buildings and equipment. Although the floating-rate feature of these securities does not eliminate interest-rate or inflation risk, floating-rate bank loans can help an income-oriented portfolio weather the ups and downs of a full interest-rate cycle.

Please note that all holdings discussed in this report are subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Fund’s dividend reduced

Shortly after the beginning of the 2005 fiscal year, in October 2004, the fund reduced its dividend to $0.035 per share from $0.038 per share. This reduction reflected the fund’s shift to a shorter portfolio duration and a reduction in the amount of high-yield bonds held in the portfolio. Both moves dampened the fund’s earning capacity but were expected to contribute to longer-term performance.

Fund’s investment policy revised

At a meeting on September 9, 2005, the Trustees of your fund voted to revise your fund’s investment policies to allow your fund to invest without stated limit in bank loans and swap instruments. Previously, your fund had been permitted to invest in these instruments in nominal amounts. Under the circumstances, these changes did not require shareholder approval. See page 26 for a discussion of the principal risks associated with these investment strategies.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Looking ahead, we believe the Fed will continue to raise short-term interest rates, even beyond the market’s current expectations. In the near term, we expect steady economic growth, contained inflation pressure, and a supportive environment for fixed income to continue. Valuations in the credit markets, particularly in high-yield bonds, look high but sustainable at present. However, we believe there is also increased risk that long-term interest rates could spike at some point, given depleted excess capacity in the U.S. economy and the stirrings of a rebound in the Japanese economy.

Over the near term, we will continue to maintain a cautious, lower-credit-risk, below-benchmark-duration stance. There is not enough reward available in the form of higher interest rates to make it worthwhile for the fund to take on additional credit or interest-rate risk. Going forward, we will continue to remain vigilant regarding any possible disruptions to the global economy and fixed-income markets, seeking to keep the fund positioned defensively while remaining diversified in a broad range of fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended September 30, 2005. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance
Total return for periods ended 9/30/05

		NAV		Market price

Annual average
Life of fund (since 4/29/88)		7.89%		6.69%

10 years		93.59		94.46
Annual average		6.83		6.88

5 years		46.44		43.39
Annual average		7.93		7.47

1 year		5.73		-0.98

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns
For periods ended 9/30/05

		Citigroup Non-	JP Morgan	Lipper Flexible
	Lehman Govt./	U.S. World	Global	Income Funds
	Credit Bond	Govt. Bond	High Yield	(closed-end)
	Index	Index	Index*	category average†

Annual average
(life of fund)	7.85%	6.86%	--	8.05%

10 years	89.36	61.46	101.87%	94.86
Annual average	6.59	4.91	7.28	6.70

5 years	39.57	51.64	48.82	43.06
Annual average	6.90	8.68	8.28	7.23

1 year	2.58	3.15	6.75	6.33

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* The JP Morgan Global High Yield Index’s inception date was 12/31/93.

† Over the 1-, 5-, and 10-year periods ended 9/30/05, there were 8, 8, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 9/30/05

Distributions (number)	12

Income	$0.420

Capital gains	--

Total	$0.420

Share value:	NAV	Market price
9/30/04	$7.13	$6.73

9/30/05	7.07	6.25

Current yield (end of period)
Current dividend rate[1]	5.94%	6.72%

1	Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Core Fixed-Income High Yield teams. D. William Kohli is the Portfolio Leader. Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund. For a complete listing of the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of September 30, 2005, and September 30, 2004.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001

	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
D. William Kohli	2005	*

Portfolio Leader	2004	*

Rob Bloemker	2005	*

Portfolio Member	N/A

Jeffrey Kaufman	2005	*

Portfolio Member	N/A

Paul Scanlon	2005	*

Portfolio Member	N/A

David Waldman	2005	*

Portfolio Member	2004	*

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 9/30/04.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $500,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust and Putnam Premier Income Trust, and a Portfolio Member of Putnam Global Income Trust.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Jeffrey Kaufman is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Premier Income Trust.

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Premier Income Trust.

David Waldman is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Premier Income Trust.

D. William Kohli, Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended September 30, 2005, Rob Bloemker, Jeffrey Kaufman, and Paul Scanlon became Portfolio Members of your fund. In addition, Portfolio Member Stephen Peacher left your fund’s management team.

Rob Bloemker joined Putnam in 1999. Currently, he is a Team Leader, Mortgage and Government, and in the past five years his previous position at Putnam was Mortgage Specialist. Jeffrey Kaufman joined Putnam in 1998. Currently, he is Team Leader, Emerging Markets, and in the past five years his previous position at Putnam was Director, Emerging Market Debt. Paul Scanlon joined Putnam in 1999. Currently, he is Team Leader, U.S. High Yield, and in the past five years, his previous positions at Putnam have included Portfolio Manager and Analyst.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of September 30, 2005, and September 30, 2004.

			$1 –	$10,001 –	$50,001–	$100,001

	Year	$0	$10,000	$50,000	$100,000	and over
Philippe Bibi	2005	*

Chief Technology Officer	2004	*

Joshua Brooks	2005	*

Deputy Head of Investments	N/A

William Connolly	2005	*

Head of Retail Management	N/A

Kevin Cronin	2005	*

Head of Investments	2004	*

Charles Haldeman, Jr.	2005		*

President and CEO	2004	*

Amrit Kanwal	2005	*

Chief Financial Officer	2004	*

Steven Krichmar	2005	*

Chief of Operations	2004	*

Francis McNamara, III	2005	*

General Counsel	2004	*

Richard Robie, III	2005	*

Chief Administrative Officer	2004	*

Edward Shadek	2005	*

Deputy Head of Investments	N/A

Sandra Whiston	2005	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 9/30/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities.

JP Morgan Global Diversified Emerging Markets Index is an unmanaged index of global emerging-market fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund, subject to certain changes noted below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency.The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s  management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam’s closed-end funds have generally had management fees that are higher than those of Putnam’s open-end funds pursuing comparable investment strategies. These differences ranged from five to 20 basis points. The Trustees have reexamined this matter and recommend that these differences be conformed to a uniform five basis points. Under the new fee schedule, the fund pays a quarterly fee to Putnam Management at the following rates:

0.75% of the first $500 million of the fund’s average weekly assets (as described further below under “Approval of Amended and Restated Management Contract in July 2005”);
0.65% of the next $500 million;
0.60% of the next $500 million;
0.55% of the next $5 billion;
0.525% of the next $5 billion;
0.505% of the next $5 billion;
0.49% of the next $5 billion;
0.48% of the next $5 billion;
0.47% of the next $5 billion;
0.46% of the next $5 billion;
0.45% of the next $5 billion;
0.44% of the next $5 billion;
0.43% of the next $5 billion; and
0.42% thereafter.

Based on net asset levels as of June 30, 2005, the new fee schedule for your fund will not change the management fees, as a percentage of the fund’s net assets, currently paid by common shareholders. The Trustees approved the new fee schedules for the funds effective as of January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.

  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 67th percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund, subject to the changes noted above, represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its manage- ment fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, subject to the changes noted above, represent an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance
The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s common share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three-and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

55th	55th	55th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In

July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian agreement with Putnam Fiduciary Trust Company which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of amended and restated management contract in July 2005

In July 2005, the Trustees, including the Independent Trustees of your fund, approved an amendment to your fund’s management contract to take into account investment leverage in calculating management fees. The Trustees, including a majority of the Independent Trustees, have concluded that it would be in the best interest of your fund and its common shareholders to compensate Putnam Management on the basis of its “average weekly assets,” rather than its net assets. “Average weekly assets” is defined as the difference (as measured on a weekly basis) between the fund’s total assets (including assets attributable to leverage for investment purposes) and its total liabilities (excluding liabilities attributable to leverage for investment purposes). This formulation effectively allows for Putnam Management to receive management fees on leveraged assets. As your fund’s Agreement and Declaration of Trust prohibits the issuance of preferred shares, for all practical purposes the only form of investment leverage available would be borrowing. In the course of their evaluation, the Trustees considered the benefit to your fund from the additional investment management services that Putnam Management would perform in connection with a leveraged investment strategy, as well as the amount of compensation Putnam Management would receive under the proposed fee structure.

The Trustees noted that the proposed amendment would align the fee arrangements for your fund with those of other closed-end Putnam funds that currently engage in leverage for investment purposes. Furthermore, the Trustees were advised by Putnam Management that it is a customary and widespread practice in the closed-end fund industry to structure leveraged products in a manner that compensates advisors for their management of the assets acquired through leverage.

In evaluating the incentives and potential conflicts of interest created by an average weekly assets-based fee, the Trustees considered that the asset coverage restrictions under the 1940 Act, as well as other legal requirements, limit the extent to which a manager can expose a fund to additional risk through leverage. Furthermore, the Trustees considered the advantages of a management fee reduction mechanism that is included in the amended contract, which reduces the management fee dollar for dollar (subject to a specified maximum reduction) where the costs of carrying investment leverage outweigh the benefits (in terms of net income and short-term capital gains) to common shareholders from managing additional investment assets. In the event that your fund actually engages in leverage, the Trustees will have the opportunity, through regular reports from Putnam Management prepared in connection with the fee reduction mechanism described above, to continue monitoring the conflict of interest between Putnam Management and your fund.

The Trustees approved the proposed changes to your fund’s management contract in principle at a meeting held on April 15, 2005, and further confirmed their approval in principle by written consent of a majority of the Trustees (including a majority of the Independent Trustees) dated May 18, 2005. Shareholders of your fund approved the amended and restated management contract at the fund’s annual meeting of shareholders on July 14, 2005. The Trustees confirmed their action by written consent at an in-person meeting as required under the 1940 Act prior to the execution of the amended management contract.

The Trustees also approved conforming changes to the sub-management contract between Putnam Management and PIL with respect to your fund, to provide for PIL’s fee to be calculated on the basis of the fund’s average weekly assets. The fee paid under the sub-management contract is paid by Putnam Management and not by your fund. Under the circumstances, the changes to the sub-management contract did not require shareholder approval.

Other information for shareholders

Important notice regarding share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months following the announcement.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Information about your fund’s revised investment policies

Bank loans By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many bank loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loans will depend primarily on the financial condition of the borrower. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or be difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Loans may not be fully collateralized and may decline in value. The failure by the fund to receive scheduled payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates -- i.e., rates that adjust periodically based on a generally recognized base rate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund’s rights under the loan. As a result, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan.

The fund’s investments in loans are also subject to the risk of prepayment by the borrower. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

In addition, loans often are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the fund may be unable to sell its interest in a loan at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. Although the market for bank loans has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the fund from selling its interest in a loan when Putnam Management desires to do so.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans. In many instances, borrowers may offer to furnish Confidential Information to prospective lenders. Putnam Management’s decision not to receive Confidential Information may place the fund at a disadvantage relative to other investors in loans. Also, in instances where holders of loans are asked to grant amendments, waivers, or consents, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s general policy of not receiving Confidential Information could adversely affect the fund’s investment performance.

Swap agreements A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows -- for example, an exchange of floating-rate payments for fixed-rate payments. Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, inflation rates, or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to the non-U.S. currency and interest rates. The value of the fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility, or other indices or measures. The fund’s ability to engage in certain swap transactions may be limited by tax considerations.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty’s creditworthiness declines, the value of the swap agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty, the fund’s contractual remedies pursuant to the agreements related to the transaction may be limited, particularly in the case of a counterparty’s insolvency. Under certain circumstances, the fund may be unable to close out its position under a transaction at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a corporate issuer, on the debt obligation. In return for its obligation, the fund would receive a periodic stream of payments over the term of the contract, so long as no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the fund would function as the counterparty referred to in the preceding paragraph. This would involve the risk that the investment may expire with no value and would only generate income if an event of default occurs with respect to the underlying debt obligation. It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam Master Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust , including the fund’s portfolio, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

The fund’s portfolio 9/30/05

CORPORATE BONDS AND NOTES (22.9%)*

		Principal amount	Value

Basic Materials (2.5%)
ALROSA Finance SA 144A company guaranty 8 7/8s, 2014
(Luxembourg)		$4,250,000	$5,036,250
Chaparral Steel Co. 144A sr. unsecd. notes 10s, 2013		486,000	512,730
Cognis Holding GmbH & Co. 144A
sr. notes 9 1/2s, 2014 (Germany)	EUR	265,000	351,403
Compass Minerals International, Inc. sr. disc.
notes stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††		$285,000	237,975
Compass Minerals International, Inc.
sr. notes stepped-coupon zero % (12 3/4s, 12/15/07), 2012 ††		775,000	682,000
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A, zero % (10s, 10/1/09), 2014 ††		345,000	244,950
Equistar Chemicals LP notes 8 3/4s, 2009		375,000	390,000
Equistar Chemicals LP/Equistar Funding Corp. company
guaranty 10 1/8s, 2008		581,000	627,480
Georgia-Pacific Corp. company guaranty 9 3/8s, 2013		705,000	786,075
Georgia-Pacific Corp. company guaranty 8 7/8s, 2010		405,000	451,575
Georgia-Pacific Corp. debs. 7.7s, 2015		80,000	88,300
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		680,000	756,500
Huntsman Advanced Materials, LLC sec. FRN 11.82s, 2008		50,000	52,250
Huntsman Advanced Materials, LLC sec. notes 11s, 2010		240,000	268,800
Huntsman, LLC company guaranty 11 5/8s, 2010		260,000	297,050
Huntsman, LLC company guaranty 11 1/2s, 2012		191,000	218,218
Innophos, Inc. 144A sr. sub. notes 8 7/8s, 2014		225,000	230,063
International Steel Group, Inc. sr. notes 6 1/2s, 2014		130,000	128,700
ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011		646,000	696,065
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		80,000	75,200
Jefferson Smurfit Corp. company guaranty 7 1/2s, 2013		40,000	36,000
JSG Holding PLC 144A sr. notes 11 1/2s, 2015 (Ireland) ‡‡	EUR	459,743	484,943
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		$235,000	236,175
MDP Acquisitions PLC sr. notes Ser. EUR,
10 1/8s, 2012 (Ireland)	EUR	440,000	568,345
Nalco Co. sr. sub. notes 9s, 2013	EUR	75,000	97,826
Nalco Co. sr. sub. notes 8 7/8s, 2013		$1,045,000	1,072,431
Novelis, Inc. 144A sr. notes 7 1/4s, 2015		805,000	760,725
PQ Corp. 144A company guaranty 7 1/2s, 2013		92,000	89,240
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	350,000	436,059
Steel Dynamics, Inc. company guaranty 9 1/2s, 2009		$695,000	736,700
Sterling Chemicals, Inc. sec. notes 10s, 2007 ‡‡		146,606	145,140
Stone Container Corp. sr. notes 9 3/4s, 2011		145,000	146,450
Stone Container Corp. sr. notes 8 3/8s, 2012		240,000	228,000
Stone Container Finance company guaranty 7 3/8s,
2014 (Canada)		140,000	124,600
Tembec Industries, Inc. company guaranty 7 3/4s, 2012
(Canada)		80,000	50,800

CORPORATE BONDS AND NOTES (22.9%)* continued

Principal amount Value

Basic Materials continued
Texas Industries, Inc. 144A sr. notes 7 1/4s, 2013		$161,000	$167,440
United States Steel Corp. sr. notes 9 3/4s, 2010		509,000	558,628
WHX Corp. sr. notes 10 1/2s, 2005 (In default) (F) † ****		190,000	19
			18,071,105

Capital Goods (1.2%)
Allied Waste North America, Inc. company
guaranty Ser. B, 8 1/2s, 2008		732,000	763,110
BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011		33,000	34,650
Blount, Inc. sr. sub. notes 8 7/8s, 2012		541,000	576,165
Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008		73,000	72,453
Crown Euro Holdings SA company
guaranty 6 1/4s, 2011 (France)	EUR	107,000	137,566
Crown Euro Holdings SA sec. notes 9 1/2s, 2011 (France)		$316,000	346,020
Crown Euro Holdings SA sec. sr. notes 10 7/8s, 2013 (France)		870,000	1,009,200
Decrane Aircraft Holdings Co. company guaranty zero %,
2008 (acquired 7/23/04, cost $650,000) ‡		1,981,000	950,880
Invensys, PLC notes 9 7/8s, 2011 (United Kingdom)		31,000	30,806
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		854,000	826,245
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		55,000	61,463
Manitowoc Co., Inc. (The) company
guaranty 10 3/8s, 2011	EUR	180,000	238,906
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013		$220,000	227,700
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		259,000	253,820
Mueller Group, Inc. sr. sub. notes 10s, 2012		265,000	280,900
Owens-Brockway Glass company guaranty 7 3/4s, 2011		181,000	188,240
Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012		877,000	947,160
Siebe PLC 144A sr. unsub. 6 1/2s, 2010 (United Kingdom)		436,000	382,590
Terex Corp. company guaranty 9 1/4s, 2011		190,000	204,250
Terex Corp. company guaranty Ser. B, 10 3/8s, 2011		730,000	779,275
			8,311,399

Communication Services (1.5%)
Alamosa Delaware, Inc. company guaranty 12s, 2009		268,000	296,810
Alamosa Delaware, Inc. company guaranty 11s, 2010		332,000	374,330
American Cellular Corp. company guaranty 9 1/2s, 2009		195,000	212,550
Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010
(Bermuda) (In default) †		529,140	17,197
Cincinnati Bell, Inc. company guaranty 7s, 2015		578,000	557,770
Cincinnati Bell, Inc. sr. sub. notes 8 3/8s, 2014		227,000	223,595
Citizens Communications Co. sr. notes 6 1/4s, 2013		1,711,000	1,642,560
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)		325,000	336,375
Globix Corp. company guaranty 11s, 2008 ‡‡		238,031	224,344
Inmarsat Finance PLC company guaranty 7 5/8s, 2012
(United Kingdom)		353,000	363,590
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 10/15/08), 2012 (United Kingdom) ††		754,000	618,280
iPCS, Inc. sr. notes 11 1/2s, 2012		300,000	346,500

				31

CORPORATE BONDS AND NOTES (22.9%)* continued

	Principal amount	Value

Communication Services continued
IWO Holdings, Inc. sec. FRN 7.89s, 2012	$82,000	$85,280
Nextel Communications, Inc. sr. notes Ser. F, 5.95s, 2014	1,895,000	1,939,849
Qwest Communications International, Inc. company
guaranty 8s, 2014	428,000	406,600
Qwest Corp. notes 8 7/8s, 2012	1,501,000	1,639,843
Qwest Corp. 144A sr. notes 7 5/8s, 2015	409,000	417,691
Qwest Services Corp. sec. notes 14s, 2014	360,000	436,500
Rogers Cantel, Inc. debs. 9 3/4s, 2016 (Canada)	164,000	198,030
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010	75,000	75,750
SBA Communications Corp. sr. notes 8 1/2s, 2012	228,000	247,950
SBA Telecommunications, Inc./SBA Communications Corp.
sr. disc. notes stepped-coupon zero % (9 3/4s, 12/15/07), 2011 ††	250,000	226,875
		10,888,269

Consumer Cyclicals (4.9%)
ArvinMeritor, Inc. notes 8 3/4s, 2012	285,000	279,300
Ashtead Holdings PLC 144A sr. notes 8 5/8s, 2015
(United Kingdom)	210,000	220,763
Autonation, Inc. company guaranty 9s, 2008	885,000	955,800
Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012	585,000	630,338
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012	165,000	173,456
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	134,000	134,503
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	748,021	793,837
Coinmach Corp. sr. notes 9s, 2010	858,000	875,160
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	630,000	689,850
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	440,000	429,921
Dana Corp. notes 10 1/8s, 2010	160,000	164,000
Dana Corp. notes 9s, 2011	550,000	566,500
Dana Corp. notes 6 1/2s, 2009	295,000	269,243
Dex Media West, LLC/Dex Media Finance Co.
sr. notes Ser. B, 8 1/2s, 2010	605,000	639,788
Dex Media, Inc. notes 8s, 2013	580,000	595,950
Dura Operating Corp. company guaranty Ser. B, 8 5/8s, 2012	658,000	585,620
FelCor Lodging LP company guaranty 9s, 2008 (R)	515,000	560,063
General Motors Acceptance Corp. FRN 5.09s, 2007	350,000	340,348
General Motors Acceptance Corp. FRN Ser. MTN, 4.67s, 2007	695,000	680,415
Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011	1,075,000	1,040,063
HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008 (R)	185,000	187,313
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	725,000	734,969
JC Penney Co., Inc. notes 9s, 2012	575,000	674,188
JC Penney Co., Inc. notes 8s, 2010	30,000	32,775
Jostens IH Corp. company guaranty 7 5/8s, 2012	718,000	725,180
K. Hovnanian Enterprises, Inc. company guaranty 8 7/8s, 2012	600,000	633,000
K. Hovnanian Enterprises, Inc. company guaranty 6 3/8s, 2014	385,000	366,135
K. Hovnanian Enterprises, Inc. sr. notes 6 1/2s, 2014	295,000	283,879
KB Home company guaranty 5 7/8s, 2015	232,000	219,548
KB Home sr. notes 5 3/4s, 2014	333,000	315,509
Levi Strauss & Co. sr. notes 12 1/4s, 2012	362,000	400,010

CORPORATE BONDS AND NOTES (22.9%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Levi Strauss & Co. sr. notes 9 3/4s, 2015	$651,000	$664,020
MeriStar Hospitality Corp. company guaranty 9 1/8s, 2011 (R)	587,000	622,220
Meritage Homes Corp. company guaranty 6 1/4s, 2015	235,000	215,025
Meritage Homes Corp. sr. notes 7s, 2014	160,000	154,000
Meritor Automotive, Inc. notes 6.8s, 2009	405,000	386,775
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	468,000	508,950
MGM Mirage, Inc. company guaranty 6s, 2009	1,009,000	996,388
Movie Gallery, Inc. sr. unsecd. notes 11s, 2012	478,000	423,030
Owens Corning notes 7 1/2s, 2006 (In default) †	534,000	427,200
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	460,000	478,400
Park Place Entertainment Corp. sr. notes 7 1/2s, 2009	905,000	977,400
Park Place Entertainment Corp. sr. notes 7s, 2013	495,000	536,861
Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008	395,000	432,031
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	247,000	247,000
PRIMEDIA, Inc. sr. notes 8s, 2013	688,000	693,160
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	335,000	317,413
R.H. Donnelley Finance Corp. I 144A
sr. sub. notes 10 7/8s, 2012	475,000	533,188
Reader’s Digest Association, Inc. (The) sr. notes 6 1/2s, 2011	365,000	370,475
Resorts International Hotel and Casino, Inc. company
guaranty 11 1/2s, 2009	450,000	504,000
Russell Corp. company guaranty 9 1/4s, 2010	466,000	474,155
Scientific Games Corp. company guaranty 6 1/4s, 2012	626,000	622,870
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	735,000	738,675
Standard Pacific Corp. sr. notes 7 3/4s, 2013	420,000	423,150
Starwood Hotels & Resorts Worldwide, Inc. company
guaranty 7 7/8s, 2012	560,000	610,400
Starwood Hotels & Resorts Worldwide, Inc. company
guaranty 7 3/8s, 2007	390,000	402,188
Starwood Hotels & Resorts Worldwide, Inc.
debs. 7 3/8s, 2015	520,000	564,200
Starwood Hotels & Resorts Worldwide, Inc.
notes 6 3/4s, 2005	585,000	585,731
Station Casinos, Inc. sr. notes 6s, 2012	470,000	469,413
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	420,000	423,150
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013	436,000	487,230
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	604,000	555,680
Toys R Us, Inc. notes 7 5/8s, 2011	350,000	318,500
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	117,000	112,905
United Auto Group, Inc. company guaranty 9 5/8s, 2012	515,000	535,600
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	736,000	724,960
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	730,000	620,500
WCI Communities, Inc. company guaranty 9 1/8s, 2012	810,000	838,350
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. 6 5/8s, 2014	555,000	530,719
		34,723,336

CORPORATE BONDS AND NOTES (22.9%)* continued

	Principal amount	Value

Consumer Staples (2.9%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	$545,000	$545,000
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	456,000	401,280
Archibald Candy Corp. company guaranty 10s,
2007 (In default) † (F) ‡‡	101,567	21,634
Brand Services, Inc. company guaranty 12s, 2012	565,000	595,369
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	409,000	396,730
CCH I Holdings LLC 144A company
guaranty stepped-coupon zero %, 2015 ††	49,000	31,115
CCH I Holdings LLC 144A company
guaranty stepped-coupon zero %, 2014 ††	77,000	55,055
CCH I LLC 144A secd. notes 11s, 2015	740,000	722,158
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 11 1/8s, 2011	835,000	642,950
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 10s, 2011	678,000	498,330
Church & Dwight Co., Inc. company guaranty 6s, 2012	444,000	432,900
Cinemark USA, Inc. sr. sub. notes 9s, 2013	30,000	30,975
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/07), 2014 ††	990,000	693,000
Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008	825,000	866,250
Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012	425,000	448,375
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	353,000	346,823
CSC Holdings, Inc. 144A sr. notes 6 3/4s, 2012	1,068,000	1,009,260
Dean Foods Co. sr. notes 6 5/8s, 2009	918,000	945,540
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	560,000	602,000
Del Monte Corp. 144A sr. sub. notes 6 3/4s, 2015	320,000	321,600
DirecTV Holdings, LLC 144A sr. notes 6 3/8s, 2015	1,026,000	1,018,305
Diva Systems Corp. sr. disc. notes Ser. B, 12 5/8s,
2008 (In default) †	2,742,000	13,710
Echostar DBS Corp. company guaranty 6 5/8s, 2014	2,119,000	2,097,810
Granite Broadcasting Corp. sec. notes 9 3/4s, 2010	542,000	495,930
Interpublic Group of Companies, Inc. notes 6 1/4s, 2014	285,000	256,500
Jean Coutu Group, Inc. sr. notes 7 5/8s, 2012 (Canada)	345,000	351,038
Jean Coutu Group, Inc. sr. sub. notes 8 1/2s, 2014 (Canada)	415,000	412,925
Kabel Deutscheland GmbH 144A company
guaranty 10 5/8s, 2014 (Germany)	461,000	509,405
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013	741,000	700,245
Playtex Products, Inc. company guaranty 9 3/8s, 2011	266,000	277,638
Playtex Products, Inc. sec. notes 8s, 2011	770,000	806,575
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	450,000	461,250
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012	482,000	513,933
Remington Arms Co., Inc. company guaranty 10 1/2s, 2011	735,000	698,250
Sbarro, Inc. company guaranty 11s, 2009	726,000	722,370
Scotts Co. (The) sr. sub. notes 6 5/8s, 2013	255,000	262,650
Six Flags, Inc. sr. notes 9 5/8s, 2014	370,000	364,450
Young Broadcasting, Inc. company guaranty 10s, 2011	431,000	407,295
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	365,000	323,938
		20,300,561

CORPORATE BONDS AND NOTES (22.9%)* continued

	Principal amount	Value
Energy (3.9%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013 $	1,347,000	$1,373,940
Bluewater Finance, Ltd. company guaranty 10 1/4s,
2012 (Cayman Islands)	487,000	528,395
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	467,000	478,675
CHC Helicopter Corp. 144A sr. sub. notes 7 3/8s, 2014 (Canada)	345,000	353,625
Chesapeake Energy Corp. company guaranty 7 3/4s, 2015	269,000	286,485
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	1,031,000	1,098,015
Chesapeake Energy Corp. sr. notes 7s, 2014	279,000	292,950
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	510,000	513,825
Dresser, Inc. company guaranty 9 3/8s, 2011	696,000	737,760
Exco Resources, Inc. company guaranty 7 1/4s, 2011	725,000	750,375
Forest Oil Corp. company guaranty 7 3/4s, 2014	108,000	114,750
Forest Oil Corp. sr. notes 8s, 2011	540,000	596,700
Forest Oil Corp. sr. notes 8s, 2008	335,000	355,938
Gazprom OAO 144A notes 9 5/8s, 2013 (Germany)	1,860,000	2,308,725
Grant Prideco Escrow, Inc. 144A sr. unsecd.
notes 6 1/8s, 2015	205,000	207,050
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	584,000	576,700
Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014	517,000	513,123
Key Energy Services, Inc. sr. notes 6 3/8s, 2013	463,000	460,685
Massey Energy Co. sr. notes 6 5/8s, 2010	774,000	789,480
Nak Naftogaz Ukrainy bonds 8 1/8s, 2009 (Ukraine)	1,800,000	1,898,100
Newfield Exploration Co. sr. notes 7 5/8s, 2011	700,000	764,750
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	348,000	361,920
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	655,000	645,175
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	522,566	545,787
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	355,000	368,313
Pemex Finance, Ltd. bonds 9.69s, 2009 (Cayman Islands)	812,000	881,304
Pemex Project Funding Master Trust 144A notes 5 3/4s, 2015	4,060,000	4,019,400
Petroleum Geo-Services notes 10s, 2010 (Norway)	565,000	632,800
Pioneer Natural Resources Co. company
guaranty 6 1/2s, 2008	115,000	118,076
Plains Exploration & Production Co. sr. notes 7 1/8s, 2014	620,000	652,550
Plains Exploration & Production Co.
sr. sub. notes 8 3/4s, 2012	485,000	523,800
Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011	670,000	703,500
Pride International, Inc. sr. notes 7 3/8s, 2014	826,000	897,243
Seabulk International, Inc. company guaranty 9 1/2s, 2013	600,000	675,000
Star Gas Partners LP/Star Gas Finance Co.
sr. notes 10 1/4s, 2013	699,000	569,685
Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012	670,000	716,900
Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011	145,000	151,163
		27,462,662

CORPORATE BONDS AND NOTES (22.9%)* continued

		Principal amount	Value

Financial (1.3%)
Bosphorus Financial Services, Ltd. 144A sec. FRN
5.59s, 2012 (Cayman Islands)		$1,856,000	$1,800,535
Broadgate Financing PLC FRB Ser. D, 5.401s,
2023 (United Kingdom)	GBP	470,250	829,995
Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)		$310,000	318,525
Finova Group, Inc. notes 7 1/2s, 2009		499,960	194,984
UBS Luxembourg SA for Sberbank sub. notes 6.23s,
2015 (Luxembourg)		2,220,000	2,267,175
VTB Capital SA 144A notes 7 1/2s, 2011 (Luxembourg)		3,220,000	3,533,950
Western Financial Bank sub. debs. 9 5/8s, 2012		540,000	621,000
			9,566,164

Health Care (1.9%)
Community Health Systems, Inc. sr. sub. notes 6 1/2s, 2012		183,000	183,458
Coventry Health Care, Inc. sr. notes 5 7/8s, 2012		320,000	324,800
DaVita, Inc. company guaranty 7 1/4s, 2015		345,000	349,744
DaVita, Inc. company guaranty 6 5/8s, 2013		175,000	177,188
Extendicare Health Services, Inc. sr. sub. notes 6 7/8s, 2014		312,000	307,320
HCA, Inc. debs. 7.19s, 2015		51,000	52,703
HCA, Inc. notes 6 3/8s, 2015		212,000	209,742
HCA, Inc. notes 6 1/4s, 2013		550,000	543,642
HCA, Inc. notes 5 3/4s, 2014		260,000	247,825
Healthsouth Corp. notes 7 5/8s, 2012		1,080,000	1,007,100
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012		595,000	629,213
MQ Associates, Inc. sr. disc. notes stepped-coupon
zero % (12 1/4s, 8/15/08), 2012 ††		805,000	511,175
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		740,000	728,900
PacifiCare Health Systems, Inc. company
guaranty 10 3/4s, 2009		737,000	797,803
Service Corp. International notes 6 1/2s, 2008		110,000	111,650
Service Corp. International notes Ser. *, 7.7s, 2009		270,000	283,500
Service Corp. International 144A sr. notes 7s, 2017		170,000	171,700
Service Corp. International 144A sr. notes 6 3/4s, 2016		535,000	537,675
Stewart Enterprises, Inc. 144A sr. notes 6 1/4s, 2013		724,000	687,800
Tenet Healthcare Corp. notes 7 3/8s, 2013		390,000	369,525
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014		1,226,000	1,281,170
Triad Hospitals, Inc. sr. notes 7s, 2012		825,000	847,688
Triad Hospitals, Inc. sr. sub. notes 7s, 2013		211,000	213,638
Universal Hospital Services, Inc. sr. notes 10 1/8s, 2011 (Canada)		840,000	861,000
US Oncology, Inc. company guaranty 9s, 2012		420,000	453,600
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014		556,000	592,140
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)		305,000	346,175
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)		173,000	173,865
Ventas Realty LP/Capital Corp. 144A sr. notes 6 3/4s, 2010 (R)		201,000	204,015
			13,205,754

CORPORATE BONDS AND NOTES (22.9%)* continued

		Principal amount	Value

Technology (0.7%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012		$515,000	$527,875
Freescale Semiconductor, Inc. sr. notes Ser. B, 7 1/8s, 2014		1,229,000	1,308,885
Iron Mountain, Inc. company guaranty 8 5/8s, 2013		700,000	735,000
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)		13,000	9,035
SCG Holding Corp. 144A notes zero %, 2011		330,000	554,400
SunGard Data Systems, Inc. 144A sr. unsecd.
notes 9 1/8s, 2013		340,000	352,325
Xerox Corp. notes Ser. MTN, 7.2s, 2016		175,000	190,750
Xerox Corp. sr. notes 9 3/4s, 2009	EUR	195,000	274,095
Xerox Corp. sr. notes 7 5/8s, 2013		$1,080,000	1,147,500
			5,099,865

Transportation (0.2%)
American Airlines, Inc. pass-through certificates
Ser. 01-1, 6.817s, 2011		474,000	434,895
Calair, LLC/Calair Capital Corp. company
guaranty 8 1/8s, 2008		760,000	585,200
United AirLines, Inc. debs. 9 1/8s, 2012 (In default) †		620,000	91,450
			1,111,545

Utilities & Power (1.9%)
AES Corp. (The) sr. notes 8 7/8s, 2011		54,000	58,590
AES Corp. (The) sr. notes 8 3/4s, 2008		30,000	31,725
AES Corp. (The) 144A sec. notes 8 3/4s, 2013		460,000	503,700
Allegheny Energy Supply 144A bonds 8 1/4s, 2012		451,000	507,375
CMS Energy Corp. sr. notes 8.9s, 2008		600,000	648,750
CMS Energy Corp. sr. notes 7 3/4s, 2010		180,000	193,500
Colorado Interstate Gas Co. 144A sr. notes 5.95s, 2015		174,000	168,769
DPL, Inc. sr. notes 6 7/8s, 2011		457,000	492,418
Dynegy Holdings, Inc. 144A sec. notes 10 1/8s, 2013		872,000	972,280
El Paso CGP Co. notes 6 3/8s, 2009		200,000	195,000
El Paso Natural Gas Co. sr. notes Ser. A, 7 5/8s, 2010		365,000	380,513
El Paso Production Holding Co. company
guaranty 7 3/4s, 2013		993,000	1,037,685
Ferrellgas Partners LP/Ferrellgas Partners Finance
sr. notes 6 3/4s, 2014		520,000	496,600
Mission Energy Holding Co. sec. notes 13 1/2s, 2008		749,000	881,948
Monongahela Power Co. 1st mtge. 6.7s, 2014		400,000	441,000
National Power Corp. 144A foreign government
guaranty FRN 8.073s, 2011 (Philippines)		660,000	669,900
Northwestern Corp. sec. notes 5 7/8s, 2014		319,000	322,266
NRG Energy, Inc. company guaranty 8s, 2013		934,000	994,710
Orion Power Holdings, Inc. sr. notes 12s, 2010		655,000	789,275
PSEG Energy Holdings, Inc. notes 7 3/4s, 2007		615,000	628,838
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013		517,000	541,754
Teco Energy, Inc. notes 7.2s, 2011		185,000	196,100
Teco Energy, Inc. notes 7s, 2012		280,000	295,400
Teco Energy, Inc. 144A sr. notes 6 3/4s, 2015		32,000	33,520

CORPORATE BONDS AND NOTES (22.9%)* continued

	Principal amount	Value

Utilities & Power continued
Texas Genco LLC/Texas Genco Financing Corp. 144A
sr. notes 6 7/8s, 2014	$585,000	$595,238
Utilicorp Canada Finance Corp. company
guaranty 7 3/4s, 2011 (Canada)	612,000	644,130
Utilicorp United, Inc. sr. notes 9.95s, 2011	361,000	405,223
Williams Cos, Inc. 144A notes 6 3/8s, 2010	172,000	173,720
Williams Cos., Inc. (The) notes 8 1/8s, 2012	150,000	163,875
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) † (F)	203,730	16,991
		13,480,793

Total corporate bonds and notes (cost $161,233,226)		$162,221,453

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (15.3%)*

	Principal amount	Value

U.S. Government Agency Mortgage Obligations (15.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6 1/2s, with due dates from June 1, 2024 to January 1, 2035	$16,689,523	$17,179,636

Federal National Mortgage Association Pass-Through Certificates
8 1/2s, March 1, 2006	21	21
8s, with due dates from October 1, 2025 to July 1, 2028	13,194	14,198
7 1/2s, December 1, 2029	2,941	3,119
6 1/2s, with due dates from November 1, 2032
to October 1, 2034	14,403,808	14,828,902
6 1/2s, October 1, 2018	23,622	24,319
5 1/2s, with due dates from September 1, 2034
to February 1, 2035	16,042,656	16,050,326
5 1/2s, TBA, October 1, 2035	29,460,000	29,450,794
5s, with due dates from April 1, 2019 to April 1, 2020	2,382,550	2,377,560
4 1/2s, with due dates from January 1, 2020 to June 1, 2034	29,464,188	28,772,054

Total U.S. government and agency mortgage obligations (cost $109,325,666)		$108,700,929

U.S. TREASURY OBLIGATIONS (10.2%)*

	Principal amount	Value

U.S. Treasury Notes
6 1/2s, February 15, 2010	$7,500,000	$8,173,242
4 1/4s, August 15, 2013	38,008,000	37,871,407
3 1/4s, August 15, 2008	27,242,000	26,556,695

Total U.S. treasury obligations (cost $73,917,365)		$72,601,344

ASSET-BACKED SECURITIES (13.4%)*

	Principal amount	Value

ABSC NIMS Trust 144A Ser. 03-HE5, Class A, 7s, 2033	$87,158	$87,158
Aegis Asset Backed Securities Trust 144A
Ser. 04-1N, Class Note, 5s, 2034	15,357	15,357
Ser. 04-2N, Class N1, 4 1/2s, 2034	68,532	68,393
Ser. 04-4N, Class Note, 5s, 2034	77,120	76,831
Americredit Automobile Receivables Trust 144A
Ser. 05-1, Class E, 5.82s, 2012	650,000	647,784
Ameriquest Finance NIM Trust 144A Ser. 04-RN9,
Class N2, 10s, 2034 (Cayman Islands)	302,000	277,840
AQ Finance NIM Trust 144A Ser. 03-N9A, Class Note,
7.385s, 2033 (Cayman Islands)	1,871	1,871
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	383,000	398,260
Ser. 04-1A, Class E, 6.42s, 2039	361,000	365,682
Asset Backed Funding Corp. NIM Trust 144A
Ser. 04-0PT1, Class N2, 6.9s, 2033 (Cayman Islands)	156,000	155,999
Ser. 04-0PT5, Class N1, 4.45s, 2034 (Cayman Islands)	77,069	76,926
Ser. 04-FF1, Class N1, 5s, 2034 (Cayman Islands)	90,684	90,700
Ser. 04-FF1, Class N2, 5s, 2034 (Cayman Islands)	38,000	35,024
Ser. 04-HE1, Class N2, 8s, 2034	252,000	246,464
Aviation Capital Group Trust 144A FRN Ser. 03-2A,
Class G1, 4.496s, 2033	291,415	291,848
Bank One Issuance Trust FRB Ser. 03-C4, Class C4,
4.798s, 2011	340,000	346,415
Bayview Financial Asset Trust Ser. 03-X, Class A,
Interest Only (IO), 0.62s, 2006	11,249,395	190,488
Bear Stearns Alternate Trust Ser. 05-5, Class 21A1,
4.695s, 2035	1,701,411	1,692,373
Bear Stearns Asset Backed Securities NIM Trust 144A
Ser. 04-HE10, Class A1, 4 1/4s, 2034 (Cayman Islands)	88,741	88,283
Ser. 04-HE6, Class A1, 5 1/4s, 2034 (Cayman Islands)	132,008	132,008
Ser. 04-HE7N, Class A1, 5 1/4s, 2034	106,436	106,436
Bear Stearns Asset Backed Securities, Inc.
Ser. 04-FR3, Class M6, 7.08s, 2034	286,000	292,961
Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A2, 7.575s, 2030	166,913	118,540
Ser. 00-A, Class A4, 8.29s, 2030	609,816	447,072
Ser. 99-B, Class A3, 7.18s, 2015	1,149,339	754,972
Ser. 99-B, Class A4, 7.3s, 2016	782,297	564,430
FRN Ser. 00-A, Class A1, 3.928s, 2030	175,411	91,214
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B3, 7.118s, 2011
(Cayman Islands)	130,855	131,729
FRB Ser. 04-AA, Class B4, 9.268s, 2011
(Cayman Islands)	337,189	341,835
Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 4.848s, 2010	350,000	356,961
CHEC NIM Ltd., 144A
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)	109,427	109,421
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)	94,000	93,463
Ser. 04-2, Class N3, 8s, 2034 (Cayman Islands)	58,000	49,880
39

ASSET-BACKED SECURITIES (13.4%)* continued

		Principal amount	Value

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A4, 8.48s, 2030		$191,512	$190,752
Ser. 00-4, Class A4, 7.73s, 2031		1,262,837	1,212,702
Ser. 00-4, Class A5, 7.97s, 2032		240,000	201,241
Ser. 00-4, Class A6, 8.31s, 2032		3,412,000	2,935,344
Ser. 00-6, Class A5, 7.27s, 2032		101,000	94,778
Ser. 00-6, Class M2, 8.2s, 2032		348,562	13,942
Ser. 01-1, Class A5, 6.99s, 2032		897,000	836,041
Ser. 01-3, Class A3, 5.79s, 2033		11,086	11,268
Ser. 01-3, Class A4, 6.91s, 2033		3,073,000	3,000,446
Ser. 01-3, Class M2, 7.44s, 2033		252,291	31,536
Ser. 01-4, Class A4, 7.36s, 2033		268,000	268,544
Ser. 01-4, Class B1, 9.4s, 2033		375,265	50,661
Ser. 02-1, Class A, 6.681s, 2033		1,797,590	1,844,708
FRN Ser. 01-4, Class M1, 5.483s, 2033		295,000	115,050
Consumer Credit Reference IDX Securities 144A FRN
Ser. 02-1A, Class A, 5.48s, 2007		790,000	801,534
Countrywide Asset Backed Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035		584,301	584,849
Ser. 04-BC1N, Class Note, 5 1/2s, 2035		78,673	78,600
Countrywide Home Loans Ser. 05-2, Class 2X, IO,
0.886s, 2035		9,986,012	243,409
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038
(Cayman Islands)		431,000	431,474
First Chicago Lennar Trust 144A Ser. 97-CHL1,
Class E, 7.672s, 2039		1,870,000	1,918,796
First Consumers Master Trust FRB Ser. 01-A, Class A, 4.078s, 2008		195,612	194,634
First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 04-FF7, Class A4, 4.13s, 2034		6,761,000	6,771,081
First Franklin Mortgage Loan NIM Trust 144A
Ser. 04-FF10, Class N1, 4.45s, 2034 (Cayman Islands)		139,181	138,989
First Horizon Mortgage Pass-Through Trust
Ser. 05-AR2, Class 1A1, 4.843s, 2035		1,708,552	1,704,592
Fremont NIM Trust 144A
Ser. 04-3, Class A, 4 1/2s, 2034		176,048	175,167
Ser. 04-3, Class B, 7 1/2s, 2034		51,032	44,755
Ser. 04-A, Class Note, 4 3/4s, 2034		20,301	20,244
Granite Mortgages PLC
FRB Ser. 02-1, Class 1C, 4.92s, 2042 (United Kingdom)		440,000	444,339
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 (United Kingdom)	EUR	1,430,000	1,858,671
FRB Ser. 03-2, Class 3C, 6.19s, 2043 (United Kingdom)	GBP	1,075,000	1,967,362
Green Tree Financial Corp.
Ser. 94-4, Class B2, 8.6s, 2019		$384,299	288,978
Ser. 94-6, Class B2, 9s, 2020		883,982	747,502
Ser. 95-4, Class B1, 7.3s, 2025		371,800	366,456
Ser. 95-8, Class B1, 7.3s, 2026		362,579	282,298
Ser. 96-8, Class M1, 7.85s, 2027		387,000	334,937
Ser. 99-3, Class A5, 6.16s, 2031		66,545	66,960
Ser. 99-5, Class A5, 7.86s, 2030		4,480,000	3,979,860

ASSET-BACKED SECURITIES (13.4%)* continued

		Principal amount	Value

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		$2,019,973	$1,940,174
Ser. 99-5, Class A4, 7.59s, 2028		108,160	111,604
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011		744,110	737,533
GSAMP Trust 144A
Ser. 04-FM1N, Class Note, 5 1/4s, 2033		16,580	16,580
Ser. 04-HE1N, Class N1, 5s, 2034		58,847	58,835
Ser. 04-NIM1, Class N1, 5 1/2s, 2034		514,262	514,159
Ser. 04-NIM1, Class N2, zero %, 2034		519,000	382,347
Ser. 04-NIM2, Class N, 4 7/8s, 2034		653,019	650,407
Ser. 04-SE2N, Class Note, 5 1/2s, 2034		37,121	37,084
Guggenheim Structured Real Estate Funding, Ltd. FRB
Ser. 05-1A, Class E, 5.63s, 2030 (Cayman Islands)		371,000	370,481
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 5.83s, 2030		379,000	379,000
Holmes Financing PLC
FRB Ser. 4, Class 3C, 4.899s, 2040 (United Kingdom)		210,000	211,206
FRB Ser. 8, Class 2C, 4.319s, 2040 (United Kingdom)		235,000	235,955
Home Equity Asset Trust 144A
Ser. 02-5N, Class A, 8s, 2033		26,307	26,307
Ser. 04-5N, Class A, 5 1/4s, 2034		186,278	185,346
Ser. 05-6N, Class A, 5 1/4s, 2035		336,811	335,548
LNR CDO, Ltd. 144A FRB Ser. 02-1A, Class FFL, 6.58s,
2037 (Cayman Islands)		1,260,000	1,261,512
Long Beach Asset Holdings Corp. NIM Trust 144A
Ser. 04-2, Class N1, 4.94s, 2034		35,488	35,488
Ser. 04-5, Class Note, 5s, 2034		97,063	97,053
Long Beach Mortgage Loan Trust
Ser. 04-3, Class S1, IO, 4 1/2s, 2006		1,331,644	49,071
Ser. 04-3, Class S2, IO, 4 1/2s, 2006		665,881	24,538
Lothian Mortgages PLC 144A FRB Ser. 3A,
Class D, 5.436s, 2039 (United Kingdom)	GBP	900,000	1,592,010
Madison Avenue Manufactured Housing Contract FRB
Ser. 02-A, Class B1, 7.08s, 2032		$1,046,356	523,178
Master Asset Backed Securities NIM Trust 144A
Ser. 04-CI5, Class N2, 9s, 2034		143,000	142,564
Ser. 04-HE1A, Class Note, 5.191s, 2034		86,461	86,720
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 4.948s, 2010		350,000	356,126
Merrill Lynch Mortgage Investors, Inc. Ser. 03-WM3N,
Class N1, 8s, 2034		6,179	6,157
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)		54,267	54,284
Ser. 04-HE1N, Class N1, 5s, 2006		49,620	49,449
Mid-State Trust Ser. 11, Class B, 8.221s, 2038		153,408	155,570
Morgan Stanley ABS Capital I FRB Ser. 04-HE8,
Class B3, 7.03s, 2034		214,000	219,029
Morgan Stanley Auto Loan Trust 144A Ser. 04-HB2,
Class E, 5s, 2012		178,000	173,736

ASSET-BACKED SECURITIES (13.4%)* continued

		Principal amount	Value

Morgan Stanley Dean Witter Capital I
FRB Ser. 01-NC3, Class B1, 6.28s, 2031		$72,877	$72,877
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 5.475s, 2035		2,617,226	2,633,482
FRB Ser. 01-NC4, Class B1, 6.33s, 2032		32,561	32,605
Navistar Financial Corp. Owner Trust
Ser. 04-B, Class C, 3.93s, 2012		136,033	134,180
Ser. 05-A, Class C, 4.84s, 2014		286,000	284,156
New Century Mortgage Corp. NIM Trust 144A Ser. 03-B,
Class Note, 6 1/2s, 2033		7,494	7,499
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A2, 7.765s, 2017		206,117	172,560
Ser. 00-D, Class A4, 7.4s, 2030		1,022,000	713,546
Ser. 01-C, Class A2, 5.92s, 2017		1,119,510	641,934
Ser. 01-C, Class A4, 7.405s, 2030		656,473	422,904
Ser. 01-D, Class A2, 5.26s, 2019		189,828	136,127
Ser. 01-D, Class A4, 6.93s, 2031		839,173	640,249
Ser. 01-E, Class A2, 5.05s, 2019		1,412,236	1,100,106
Ser. 02-A, Class A2, 5.01s, 2020		438,433	353,333
Ser. 02-B, Class A4, 7.09s, 2032		443,000	400,226
Ser. 02-C, Class A1, 5.41s, 2032		1,742,538	1,521,302
Ser. 99-B, Class A4, 6.99s, 2026		1,348,336	1,191,768
Ser. 99-D, Class A1, 7.84s, 2029		1,261,406	1,148,906
Oakwood Mortgage Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030		282,506	260,608
Ocean Star PLC 144A FRB Ser. 04-A, Class E, 10.28s,
2018 (Ireland)		485,000	485,000
Park Place Securities NIM Trust 144A Ser. 04-WCW2,
Class D, 7.387s, 2034 (Cayman Islands)		71,000	71,270
Park Place Securities, Inc. FRB Ser. 04-MCW1,
Class A2, 4.21s, 2034		5,257,525	5,267,515
People’s Choice Net Interest Margin Note 144A
Ser. 04-2, Class B, 5s, 2034		90,000	81,540
Permanent Financing PLC
FRB Ser. 1, Class 3C, 5.034s, 2042 (United Kingdom)		350,000	350,960
FRB Ser. 3, Class 3C, 4.984s, 2042 (United Kingdom)		350,000	355,796
FRB Ser. 6, Class 3C, 5.273s, 2042 (United Kingdom)	GBP	887,000	1,569,014
Providian Gateway Master Trust Ser. 02, Class B,
Principal Only (PO), zero %, 2006		$1,313,000	1,294,117
Residential Asset Securities Corp. Ser. 01-KS3,
Class AII, 3.871s, 2031		6,210,127	6,212,804
Residential Asset Securities Corp. 144A Ser. 04-N10B,
Class A1, 5s, 2034		241,121	240,179
Residential Mortgage Securities 144A FRB Ser. 20A,
Class B1A, 5.322s, 2038 (United Kingdom)		150,000	263,451
Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026		63,205	64,045
SAIL Net Interest Margin Notes 144A
Ser. 03-10A, Class A, 7 1/2s, 2033 (Cayman Islands)		67,802	62,310
Ser. 03-12A, Class A, 7.35s, 2033 (Cayman Islands)		18,221	18,221
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)		25,238	25,213

ASSET-BACKED SECURITIES (13.4%)* continued

	Principal amount	Value

SAIL Net Interest Margin Notes 144A
Ser. 03-4, Class A, 7 1/2s, 2033 (Cayman Islands)	$4,516	$4,164
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)	32,695	28,870
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands)	5,232	5,232
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands)	38,106	32,847
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands)	9,348	5,225
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)	17,766	10,713
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)	79,984	53,830
Ser. 04-10A, Class A, 5s, 2034 (Cayman Islands)	355,415	353,994
Ser. 04-2A, Class A, 5 1/2s, 2034 (Cayman Islands)	145,127	140,919
Ser. 04-4A, Class A, 5s, 2034 (Cayman Islands)	160,864	160,864
Ser. 04-7A, Class A, 4 3/4s, 2034 (Cayman Islands)	92,384	92,292
Ser. 04-7A, Class B, 6 3/4s, 2034 (Cayman Islands)	39,961	39,162
Ser. 04-8A, Class A, 5s, 2034 (Cayman Islands)	204,779	204,779
Ser. 04-8A, Class B, 6 3/4s, 2034 (Cayman Islands)	164,901	151,709
Ser. 04-AA, Class A, 4 1/2s, 2034 (Cayman Islands)	125,578	125,290
Sasco Net Interest Margin Trust 144A
Ser. 03-BC1, Class B, zero %, 2033 (Cayman Islands)	273,262	122,968
Ser. 05-WF1A, Class A, 4 3/4s, 2035	365,115	364,019
Sharps SP I, LLC Net Interest Margin Trust 144A
Ser. 03-0P1N, Class NA, 4.45s, 2033	15,514	15,514
Ser. 04-FM1N, Class N, 6.16s, 2033	3,285	3,298
Ser. 04-HE2N, Class NA, 5.43s, 2034	48,459	48,338
Ser. 04-HS1N, Class Note, 5.92s, 2034	11,870	11,870
South Coast Funding 144A FRB Ser. 3A, Class A2,
4.96s, 2038 (Cayman Islands)	140,000	140,056
Structured Asset Investment Loan Trust
Ser. 03-BC1A, Class A, 7 3/4s, 2033 (Cayman Islands)	32,457	32,457
FRB Ser. 04-9, Class A4, 4.13, 2034	6,811,000	6,821,842
Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 3.65s, 2015	1,804,278	1,778,342
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s,
2038 (Cayman Islands)	467,000	447,157
TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037 (Cayman Islands)	390,000	368,026
Wells Fargo Home Equity Trust 144A
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)	363,297	362,840
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)	214,000	207,580
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR13, Class 1A4, IO, 0.742s, 2035	17,603,668	137,529
Whole Auto Loan Trust 144A
Ser. 03-1, Class D, 6s, 2010	256,658	256,619
Ser. 04-1, Class D, 5.6s, 2011	422,258	420,278

Total asset-backed securities (cost $96,701,066)		$95,194,595

FOREIGN GOVERNMENT BONDS AND NOTES (12.3%)*

		Principal amount	Value

Brazil (Federal Republic of ) bonds 12 1/2s, 2016	BRC	1,935,000	$835,864
Brazil (Federal Republic of ) bonds 10 1/2s, 2014		$3,970,000	4,803,700
Brazil (Federal Republic of ) notes 11s, 2012		3,240,000	3,960,900
Bulgaria (Republic of ) 144A bonds 8 1/4s, 2015		1,220,000	1,508,530
Canada (Government of ) bonds Ser. WH31, 6s, 2008	CAD	3,680,000	3,379,333
China Development Bank notes 4 3/4s, 2014		$210,000	204,772
Colombia (Republic of ) notes 10s, 2012		3,715,000	4,476,575
France (Government of ) bonds 4s, 2013	EUR	4,730,000	6,095,454
France (Government of ) OATe bonds 3s, 2012	EUR	4,301,800	5,961,100
Germany (Federal Republic of ) bonds Ser. 97, 6s, 2007	EUR	5,500,000	7,034,695
Germany (Federal Republic of ) bonds Ser. 97, 6s, 2007	EUR	5,000,000	6,298,738
Indonesia (Republic of ) FRN 3.813s, 2006		$185,000	183,150
Indonesia (Republic of ) 144A notes 7 1/4s, 2015		1,725,000	1,720,688
Ireland (Republic of ) bonds 5s, 2013	EUR	7,500,000	10,271,764
Japan (Government of ) 5 bonds 0.8s, 2015	JPY	330,000,000	2,904,245
Philippines (Republic of ) notes 8s, 2016		$800,000	788,000
Russia (Ministry of Finance) debs. Ser. V, 3s, 2008		2,445,000	2,325,929
South Africa (Republic of ) notes 7 3/8s, 2012		1,395,000	1,576,350
South Africa (Republic of ) notes 6 1/2s, 2014		1,330,000	1,459,675
Spain (Government of ) bonds 5.4s, 2011	EUR	1,000,000	1,370,654
Spain (Kingome of ) bonds 5s, 2012	EUR	800,000	1,087,843
Sweden (Government of ) debs. Ser. 1041, 6 3/4s, 2014	SEK	30,690,000	5,092,031
United Mexican States notes 6 5/8s, 2015		$8,325,000	9,053,438
Venezuela (Republic of ) notes 10 3/4s, 2013		2,150,000	2,671,375
Venezuela (Republic of ) unsub. bonds 5 3/8s, 2010		2,095,000	2,040,530

Total foreign government bonds and notes (cost $83,542,135)			$87,105,333

COLLATERALIZED MORTGAGE OBLIGATIONS (11.4%)*

		Principal amount	Value

Banc of America Commercial Mortgage, Inc. Ser. 01-1,
Class G, 7.324s, 2036		$325,000	$355,234
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		163,000	159,629
Ser. 01-1, Class K, 6 1/8s, 2036		367,000	277,733
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 6.689s, 2014		141,000	141,018
FRN Ser. 02-FL2A, Class K1, 6.189s, 2014		100,000	100,230
FRB Ser. 05-BOCA, Class M, 5.868s, 2016		355,000	355,728
FRB Ser. 05-ESHA, Class K, 5.68s, 2020		712,000	712,000
FRB Ser. 05-BOCA, Class L, 5.468s, 2016		183,000	183,431
FRB Ser. 05-BOCA, Class K, 5.118s, 2016		200,000	200,410
Bear Stearns Commercial Mortgage Securitization Corp.
Ser. 00-WF2, Class F, 8.455s, 2032		410,000	475,754
FRB Ser. 03-BA1A, Class B, 4.15s, 2015		4,316,400	4,316,703
Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 01-FL5A, Class G, 4.366s, 2013		1,074,000	1,068,630
FRB Ser. 05-F10A, Class A1, 3.868s, 2017		8,318,682	8,318,666

COLLATERALIZED MORTGAGE OBLIGATIONS (11.4%)* continued

		Principal amount	Value

CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 03-TF2A, Class L, 7.768s, 2014		$356,000	$354,358
Ser. 98-C1, Class F, 6s, 2040		966,000	786,527
FRB Ser. 05-TFLA, Class L, 5.618s, 2020		699,000	698,997
FRB Ser. 00-FL1A, Class D, 5.518s, 2009		214,992	213,917
Ser. 02-CP5, Class M, 5 1/4s, 2035		354,000	274,067
FRB Ser. 05-TFLA, Class K, 5.068s, 2020		186,000	185,999
Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
Class X, IO, 1.056s, 2031		20,973,041	436,665
DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031		286,492	284,057
Ser. 98-CF2, Class B5, 5.95s, 2031		915,958	670,481
DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class B2, 8.16s, 2030		275,000	192,500
Ser. 97-CF1, Class B1, 7.91s, 2030		266,000	275,734
European Loan Conduit FRB Ser. 6X, Class E,
6.379s, 2010 (United Kingdom)	GBP	376,499	671,717
European Loan Conduit 144A FRB Ser. 6A,
Class F, 6.879s, 2010 (United Kingdom)	GBP	134,464	240,398
European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 5.469s, 2014 (United Kingdom)		$375,000	663,338
Fannie Mae
IFB Ser. 98-51, Class SG, IO, 23.76s, 2022		89,584	45,236
IFB Ser. 05-74, Class CP, 10.707s, 2035		664,656	725,722
IFB Ser. 02-36, Class SJ, 10.55s, 2029		217,542	223,406
IFB Ser. 05-74, Class CS, 9.488s, 2035		757,768	807,733
Ser. 00-42, Class B2, 8s, 2030		39,003	42,084
Ser. 00-17, Class PA, 8s, 2030		192,297	206,940
Ser. 00-18, Class PA, 8s, 2030		180,509	194,207
Ser. 00-19, Class PA, 8s, 2030		191,085	205,671
Ser. 00-20, Class PA, 8s, 2030		108,560	117,013
Ser. 00-21, Class PA, 8s, 2030		317,841	342,375
Ser. 00-22, Class PA, 8s, 2030		230,235	247,740
Ser. 97-37, Class PB, 8s, 2027		536,066	580,589
Ser. 97-13, Class TA, 8s, 2027		77,538	83,964
Ser. 97-21, Class PA, 8s, 2027		319,802	345,946
Ser. 97-22, Class PA, 8s, 2027		605,223	655,339
Ser. 97-16, Class PE, 8s, 2027		208,975	226,221
Ser. 97-25, Class PB, 8s, 2027		198,950	215,250
Ser. 95-12, Class PD, 8s, 2025		124,864	135,016
Ser. 95-5, Class A, 8s, 2025		148,442	160,868
Ser. 95-5, Class TA, 8s, 2025		35,889	39,006
Ser. 95-6, Class A, 8s, 2025		102,093	110,602
Ser. 95-7, Class A, 8s, 2025		128,207	139,029
Ser. 94-106, Class PA, 8s, 2024		195,604	212,174
Ser. 94-95, Class A, 8s, 2024		298,082	323,515
Ser. 04-W8, Class 3A, 7 1/2s, 2044		549,787	583,684
Ser. 04-W2, Class 5A, 7 1/2s, 2044		2,005,060	2,128,561
Ser. 04-T2, Class 1A4, 7 1/2s, 2043		461,185	489,141
Ser. 03-W4, Class 4A, 7 1/2s, 2042		151,588	160,046

	COLLATERALIZED MORTGAGE OBLIGATIONS (11.4%)* continued

		Principal amount	Value

	Fannie Mae
	Ser. 03-W3, Class 1A3, 7 1/2s, 2042	$315,040	$333,420
	Ser. 02-T19, Class A3, 7 1/2s, 2042	380,233	402,414
	Ser. 03-W2, Class 1A3, 7 1/2s, 2042	7,042	7,456
	Ser. 02-W1, Class 2A, 7 1/2s, 2042	633,696	666,636
	Ser. 02-14, Class A2, 7 1/2s, 2042	3,017	3,188
	Ser. 01-T10, Class A2, 7 1/2s, 2041	391,466	412,905
	Ser. 02-T4, Class A3, 7 1/2s, 2041	1,861	1,963
	Ser. 01-T8, Class A1, 7 1/2s, 2041	5,103	5,374
	Ser. 01-T7, Class A1, 7 1/2s, 2041	1,528,558	1,608,047
	Ser. 01-T3, Class A1, 7 1/2s, 2040	231,993	244,263
	Ser. 01-T1, Class A1, 7 1/2s, 2040	721,953	761,819
	Ser. 99-T2, Class A1, 7 1/2s, 2039	299,212	316,665
	Ser. 00-T6, Class A1, 7 1/2s, 2030	145,058	152,601
	Ser. 02-W7, Class A5, 7 1/2s, 2029	254,497	269,191
	Ser. 01-T4, Class A1, 7 1/2s, 2028	692,485	735,702
	Ser. 02-W3, Class A5, 7 1/2s, 2028	1,592	1,683
	IFB Ser. 05-66, Class PS, 7.3s, 2035	466,027	450,043
	Ser. 04-W12, Class 1A3, 7s, 2044	582,873	611,038
	Ser. 01-T10, Class A1, 7s, 2041	1,524,878	1,590,029
	Ser. 03-58, Class ID, IO, 6s, 2033	706,546	136,010
	Ser. 03-26, Class IG, IO, 6s, 2033	604,160	117,918
	Ser. 322, Class 2, IO, 6s, 2032	571,706	114,559
	Ser. 318, Class 2, IO, 6s, 2032	706,540	141,356
	Ser. 350, Class 2, IO, 5 1/2s, 2034	2,016,020	428,962
	Ser. 338, Class 2, IO, 5 1/2s, 2033	4,704,983	1,014,963
	Ser. 333, Class 2, IO, 5 1/2s, 2033	2,046,328	441,925
	Ser. 329, Class 2, IO, 5 1/2s, 2033	4,164,733	884,256
	Ser. 03-37, Class IC, IO, 5 1/2s, 2027	1,944,591	185,344
	Ser. 03-6, Class IB, IO, 5 1/2s, 2022	37,719	104
	Ser. 03-118, Class S, IO, 4.27s, 2033	1,004,278	108,901
	IFB Ser. 02-36, Class QH, IO, 4.22s, 2029	471,337	10,405
	IFB Ser. 03-66, Class SA, IO, 3.82s, 2033	1,739,808	133,748
	IFB Ser. 04-51, Class S0, IO, 3.22s, 2034	444,088	25,668
	IFB Ser. 05-87, Class SG, IO, 3.03s, 2035	4,104,000	242,393
	IFB Ser. 05-92, Class SC, IO, 2.99s, 2035	4,104,000	264,195
	IFB Ser. 05-83, Class SL, IO, 2.95s, 2035	8,479,000	488,149
	IFB Ser. 05-72, Class WS, IO, 2.92s, 2035	1,161,179	91,269
	IFB Ser. 05-67, Class BS, IO, 2.32s, 2035	2,163,707	93,986
	IFB Ser. 05-87, Class SE, IO, 2.3s, 2035	16,236,000	679,883
	IFB Ser. 05-74, Class SE, IO, 2.27s, 2035	3,055,399	116,964
	Ser. 03-W10, Class 1A, IO, 1.382s, 2043	5,793,150	95,949
	Ser. 03-W10, Class 3A, IO, 1.365s, 2043	6,992,112	122,362
	Ser. 03-W17, Class 12, IO, 1.155s, 2033	3,831,843	115,510
	Ser. 02-T18, IO, 0.522s, 2042	10,805,319	131,272
	Ser. 99-51, Class N, PO, zero %, 2029	108,914	90,540
	Ser. 99-52, Class MO, PO, zero %, 2026	28,071	27,062
	Federal Home Loan Mortgage Corp. Structured
	Pass-Through Securities
	Ser. T-59, Class 1A3, 7 1/2s, 2043	643,848	684,022
	Ser. T-58, Class 4A, 7 1/2s, 2043	9,759	10,311
46

COLLATERALIZED MORTGAGE OBLIGATIONS (11.4%)* continued

	Principal amount	Value

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-41, Class 3A, 7 1/2s, 2032 $	1,528,314	$1,610,960
Ser. T-60, Class 1A2, 7s, 2044	2,890,995	3,026,408
Ser. T-57, Class 1AX, IO, 0.451s, 2043	3,719,224	36,076
FFCA Secured Lending Corp. Ser. 00-1, Class X, IO,
1.486s, 2020	9,341,933	582,817
Freddie Mac
IFB Ser. 2763, Class SC, 13.527s, 2032	438,183	481,840
Ser. 2229, Class PD, 7 1/2s, 2030	218,043	232,830
Ser. 2224, Class PD, 7 1/2s, 2030	223,709	238,879
Ser. 2217, Class PD, 7 1/2s, 2030	227,058	242,455
Ser. 2187, Class PH, 7 1/2s, 2029	508,051	542,503
Ser. 1989, Class C, 7 1/2s, 2027	74,395	79,440
Ser. 1990, Class D, 7 1/2s, 2027	207,019	221,058
Ser. 1969, Class PF, 7 1/2s, 2027	179,113	191,259
Ser. 1975, Class E, 7 1/2s, 2027	47,377	50,589
Ser. 1943, Class M, 7 1/2s, 2027	111,136	118,673
Ser. 1932, Class E, 7 1/2s, 2027	154,414	164,885
Ser. 1938, Class E, 7 1/2s, 2027	64,555	68,933
Ser. 1941, Class E, 7 1/2s, 2027	52,343	55,892
Ser. 1924, Class H, 7 1/2s, 2027	170,440	181,998
Ser. 1928, Class D, 7 1/2s, 2027	66,124	70,608
Ser. 1915, Class C, 7 1/2s, 2026	150,137	160,318
Ser. 1923, Class D, 7 1/2s, 2026	178,518	190,624
Ser. 1904, Class D, 7 1/2s, 2026	196,791	210,136
Ser. 1905, Class H, 7 1/2s, 2026	172,019	183,684
Ser. 1890, Class H, 7 1/2s, 2026	164,941	176,126
Ser. 1895, Class C, 7 1/2s, 2026	86,952	92,849
Ser. 2256, Class UA, 7s, 2030	60,844	64,143
Ser. 2208, Class PG, 7s, 2030	532,933	561,828
Ser. 2211, Class PG, 7s, 2030	300,433	316,722
Ser. 2198, Class PH, 7s, 2029	440,835	464,736
Ser. 2054, Class H, 7s, 2028	1,114,521	1,174,949
Ser. 2031, Class PG, 7s, 2028	121,718	128,317
Ser. 2020, Class E, 7s, 2028	615,231	648,588
Ser. 1998, Class PL, 7s, 2027	262,123	276,335
Ser. 1999, Class PG, 7s, 2027	429,053	452,315
Ser. 2004, Class BA, 7s, 2027	252,385	266,069
Ser. 2005, Class C, 7s, 2027	198,583	209,349
Ser. 2005, Class CE, 7s, 2027	221,703	233,723
Ser. 2006, Class H, 7s, 2027	634,377	668,772
Ser. 2006, Class T, 7s, 2027	405,559	427,548
Ser. 1987, Class AP, 7s, 2027	131,154	138,265
Ser. 1987, Class PT, 7s, 2027	211,414	222,876
Ser. 1978, Class PG, 7s, 2027	378,841	399,382
Ser. 1973, Class PJ, 7s, 2027	452,211	476,729
Ser. 1725, Class D, 7s, 2024	86,865	91,575
Ser. 2008, Class G, 7s, 2023	32,814	34,593

COLLATERALIZED MORTGAGE OBLIGATIONS (11.4%)* continued

	Principal amount	Value

Freddie Mac
Ser. 1750, Class C, 7s, 2023	$194,808	$205,370
Ser. 1530, Class I, 7s, 2023	207,347	218,589
Ser. 216, IO, 6s, 2031	2,181,491	425,539
Ser. 226, IO, 5 1/2s, 2034	1,629,957	356,844
Ser. 2515, Class IG, IO, 5 1/2s, 2032	1,418,300	315,451
Ser. 2626, Class IK, IO, 5 1/2s, 2030	677,653	117,389
Ser. 2590, Class IH, IO, 5 1/2s, 2028	729,500	127,663
Ser. 2833, Class IK, IO, 5 1/2s, 2023	503,008	62,837
Ser. 3045, Class DI, IO, 5s, 2035	14,689,400	766,610
IFB Ser. 3031, Class BI, IO, 3.1s, 2035	895,000	74,357
IFB Ser. 3033, Class SF, IO, 3.097s, 2012	1,382,000	91,558
IFB Ser. 2937, Class SY, IO, 2.332s, 2035	1,019,201	38,220
Ser. 3045, Class DO, PO, zero %, 2035	1,123,300	893,726
Ser. 215, PO, zero %, 2031	224,690	197,868
Ser. 2235, PO, zero %, 2030	238,117	198,679
FRB Ser. 3022, Class TC, zero %, 2035	241,632	263,568
GE Capital Commercial Mortgage Corp. 144A
Ser. 00-1, Class F, 7.789s, 2033	170,000	181,473
Ser. 00-1, Class G, 6.131s, 2033	596,000	557,281
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	529,968	427,260
Government National Mortgage Association
IFB Ser. 05-68, Class SI, IO, 2.66s, 2035	7,485,000	443,610
IFB Ser. 05-51, Class SJ, IO, 2.404s, 2035	2,277,813	118,873
IFB Ser. 05-68, Class S, IO, 2.404s, 2029	4,517,000	237,257
Ser. 98-2, Class EA, PO, zero %, 2028	110,735	90,318
GS Mortgage Securities Corp. II 144A FRB
Ser. 03-FL6A, Class L, 7.018s, 2015	214,000	215,204
LB Commercial Conduit Mortgage Trust 144A Ser. 99-C1,
Class G, 6.41s, 2031	253,101	241,096
Lehman Brothers Floating Rate Commercial Mortgage
Trust 144A FRB Ser. 03-LLFA, Class L, 7 1/2s, 2014	876,000	866,945
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	594,000	494,319
Ser. 04-1A, Class K, 5.45s, 2040	212,000	172,391
Ser. 04-1A, Class L, 5.45s, 2040	96,000	70,196
Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.114s, 2028	7,210,239	302,492
Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1,
Class X, IO, 7.853s, 2037	1,020,347	420,893
Morgan Stanley Capital I 144A Ser. 04-RR, Class F7,
6s, 2039	1,730,000	1,234,208
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.26s, 2030	327,112	344,715
Ser. 97-MC2, Class X, IO, 1.461s, 2012	3,182,046	54,285
Permanent Financing PLC FRB Ser. 8, Class 2C, 3.818s,
2042 (United Kingdom)	500,000	499,772

COLLATERALIZED MORTGAGE OBLIGATIONS (11.4%)* continued

		Principal amount	Value

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2010		$123,000	$117,917
QFA Royalties, LLC 144A Ser. 05-1, 7.3s, 2025		680,546	672,691
Quick Star PLC FRB Class 1-D, 5.56s, 2011
(United Kingdom)	GBP	445,794	788,566
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)		$162,000	133,865
Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)		193,000	145,074
Ser. 04-1A, Class M, 5s, 2018 (Cayman Islands)		174,000	143,781
Ser. 04-1A, Class N, 5s, 2018 (Cayman Islands)		167,000	125,531
Titan Europe PLC 144A
FRB Ser. 05-CT1A, Class D, 5.639s, 2014
(United Kingdom)	GBP	419,000	741,169
FRB Ser. 04-2A, Class D, 3.019s, 2014 (Ireland)	EUR	398,000	479,789
FRB Ser. 04-2A, Class C, 2.619s, 2014 (Ireland)	EUR	497,000	599,134
URSUS EPC 144A FRB Ser. 1-A, Class D,
4.416s, 2012 (Ireland)	GBP	446,000	787,450
Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 7.068s, 2018		$477,000	475,152

Total collateralized mortgage obligations (cost $81,571,441)			$80,939,051

SENIOR LOANS (10.3%)* (c)

			Value
		Principal amount

Basic Materials (0.9%)
Graphic Packaging Corp. bank term loan FRN Ser. C,
6.035s, 2010		$7,136,882	$138,833
Hercules, Inc. bank term loan FRN Ser. B, 5.306s, 2010		371,365	374,893
Huntsman International Corp. bank term loan FRN
Ser. B, 5.522s, 2012		1,362,370	1,372,344
Innophos, Inc. bank term loan FRN 6.109s, 2010		299,211	302,452
Koch Cellulose, LLC bank term loan FRN 5.193s, 2011		32,502	32,881
Koch Cellulose, LLC bank term loan FRN Ser. B, 5.24s, 2011		166,652	168,597
Mosaic Co. (The) bank term loan FRN Ser. B, 5.218s, 2012		199,499	201,806
Nalco Co. bank term loan FRN Ser. B, 5.813s, 2010		1,218,142	1,236,414
Novelis, Inc. bank term loan FRN 5.46s, 2012 (Canada)		478,990	484,230
Novelis, Inc. bank term loan FRN Ser. B, 5.46s, 2012		832,227	841,330
Rockwood Specialties Group, Inc. bank term loan FRN
Ser. D, 5.93s, 2012		995,000	1,009,925
			6,163,705

Capital Goods (1.3%)
Allied Waste Industries, Inc. bank term loan FRN
Ser. A, 5.894s, 2012		322,265	324,592
Allied Waste Industries, Inc. bank term loan FRN
Ser. B, 5.851s, 2012		852,841	858,850
Amsted Industries, Inc. bank term loan FRN 6.14s, 2010		180,144	182,921
Flowserve Corp. bank term loan FRN 5.63s, 2012		400,000	405,400
Goodman Global Holdings bank term loan FRN Ser. B,
5 7/8s, 2011		1,492,500	1,513,022

SENIOR LOANS (10.3%)* (c) continued

	Principal amount	Value

Capital Goods continued
Graham Packaging Co, Inc. bank term loan FRN
Ser. B, 6.149s, 2011	$398,995	$403,920
Hexcel Corp. bank term loan FRN Ser. B, 5.363s, 2012	1,706,667	1,723,733
Invensys, PLC bank term loan FRN Ser. B-1, 6.881s,
2009 (United Kingdom)	98,248	98,985
Mueller Group, Inc. bank term loan FRN 6.372s, 2011	514,804	517,378
Mueller Group, Inc. bank term loan FRN 5.766s, 2012	800,000	805,600
Polypore, Inc. bank term loan FRN 5.92s, 2011	711,411	711,648
Solo Cup Co. bank term loan FRN 5.679s, 2011	147,750	148,009
Terex Corp. bank term loan FRN 5.68s, 2009	150,000	151,594
Terex Corp. bank term loan FRN Ser. C, 6.18s, 2009	750,000	758,438
Transdigm, Inc. bank term loan FRN Ser. C, 5.8s, 2010	495,726	502,336
		9,106,426

Communication Services (1.3%)
Centennial Cellular Operating Co., LLC bank term loan
FRN Ser. B, 5.695s, 2011	1,045,830	1,054,981
Consolidated Communications Holdings bank term loan
FRN Ser. D, 5.926s, 2011	124,255	125,497
Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 5.546s, 2012	1,000,000	1,010,313
Intelsat Bermuda, Ltd. bank term loan FRN Ser. B,
5 1/4s, 2011 (Bermuda)	598,492	603,480
Madison River Capital, LLC. bank term loan FRN
Ser. B, 6.22s, 2012	1,150,000	1,167,250
PanAmSat Corp. bank term loan FRN Ser. B1, 6.107s, 2010	979,398	991,903
Qwest Communications International, Inc. bank term
loan FRN Ser. A, 8.53s, 2007	78,000	80,438
SBA Communications Corp. bank term loan FRN Ser. D,
6.002s, 2008	1,544,097	1,553,748
Syniverse Holdings, Inc. bank term loan FRN Ser. B,
5.713s, 2012	560,073	564,274
Valor Telecommunications Enterprises LLC/Finance Corp.
bank term loan FRN Ser. B, 5.552s, 2012	2,083,333	2,107,515
		9,259,399

Consumer Cyclicals (1.9%)
Adams Outdoor Advertising, LP bank term loan FRN
5.641s, 2012	881,604	893,359
Ashtead Group PLC bank term loan FRN Ser. B, 6.063s,
2009 (United Kingdom)	250,000	253,333
Boise Cascade Corp. bank term loan FRN Ser. D, 5.314s, 2011	392,347	398,036
Borgata Resorts bank term loan FRN Ser. B, 5.185s, 2011	397,995	400,814
Boyd Gaming Corp. bank term loan FRN Ser. B, 4.935s, 2010	648,359	654,842
Coinmach Service Corp. bank term loan FRN Ser. B, 6.746s, 2009	135,164	136,854
Cooper Tire & Rubber Co. bank term loan FRN Ser. B, 5 1/2s, 2012	380,458	382,123
Cooper Tire & Rubber Co. bank term loan FRN Ser. C, 5 1/2s, 2012	612,042	614,719
Custom Building Products bank term loan FRN Ser. B, 5.74s, 2011	342,512	345,081

SENIOR LOANS (10.3%)* (c) continued

	Principal amount	Value

Consumer Cyclicals continued
Dex Media West, LLC/Dex Media Finance Co. bank term
loan FRN Ser. B, 5.471s, 2010	$150,407	$151,118
Goodyear Tire & Rubber Co. (The) bank term loan FRN 6.32s, 2010	195,000	197,316
Hayes Lemmerz International, Inc. bank term loan FRN
7.007s, 2009	141,799	141,546
Jostens IH Corp. bank term loan FRN Ser. C, 5.938s, 2010	950,000	964,013
Journal Register Co. bank term loan FRN Ser. B,
5.129s, 2012	500,000	503,594
Landsource, Inc. bank term loan FRN Ser. B, 6 1/4s, 2010	50,000	50,313
Masonite International Corp. bank term loan FRN
5.656s, 2013 (Canada)	673,051	674,812
Masonite International Corp. bank term loan FRN
Ser. B, 5.656s, 2013 (Canada)	674,199	675,961
Movie Gallery, Inc. bank term loan FRN Ser. B, 6.49s, 2011	450,000	446,850
Penn National Gaming, Inc. bank term loan FRN Ser. B,
5.12s, 2012	200,000	202,281
PRIMEDIA, Inc. bank term loan FRN 5.766s, 2013	150,000	151,313
PRIMEDIA, Inc. bank term loan FRN Ser. B, 6 5/8s, 2009	109,007	108,871
R.H. Donnelley Finance Corp. bank term loan FRN
Ser. D, 5.493s, 2011	213,661	215,058
Raycom Media, Inc. bank term loan FRN Ser. B, 5 1/2s, 2012	1,300,000	1,304,875
Resorts International Hotel and Casino, Inc. bank
term loan FRN Ser. B, 6.2s, 2012	538,632	541,998
Sealy Mattress Co. bank term loan FRN Ser. D, 5.572s, 2012	525,950	531,374
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. B, 6.139s, 2012	174,563	176,163
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. DD, 5.62s, 2012 (U)	175,000	176,604
TRW Automotive, Inc. bank term loan FRN Ser. B,
5 1/4s, 2010	521,528	526,635
Venetian Casino Resort, LLC bank term loan FRN
Ser. B, 5.24s, 2011	1,310,969	1,321,211
Venetian Casino Resort, LLC bank term loan FRN
Ser. DD, 5.462s, 2011	270,303	272,415
William Carter Holdings Co. (The) bank term loan FRN
Ser. B, 5.706s, 2012	100,000	101,438
		13,514,920

Consumer Staples (2.3%)
Affinity Group Holdings bank term loan FRN Ser. B1,
6.784s, 2009	34,132	34,431
Affinity Group Holdings bank term loan FRN Ser. B2,
6.67s, 2009	85,332	86,078
AMF Bowling Worldwide bank term loan FRN Ser. B,
6.741s, 2009	104,486	105,270
BLB (Wembley) bank term loan FRN 6.079s, 2011
(United Kingdom)	150,000	152,156
Burger King Corp. bank term loan FRN 5 1/2s, 2012	151,620	153,840

SENIOR LOANS (10.3%)* (c) continued

	Principal amount	Value

Consumer Staples continued
Century Cable Holdings bank term loan FRN 8 3/4s, 2009	$900,000	$892,607
Charter Communications PLC bank term loan FRN Ser. B,
6.93s, 2011 (United Kingdom)	831,262	834,657
Cinemark, Inc. bank term loan FRN Ser. C, 5.436s, 2011	250,000	252,625
Constellation Brands, Inc. bank term loan FRN Ser. B,
5.299s, 2011	1,565,556	1,585,712
DirecTV Holdings, LLC bank term loan FRN Ser. B,
5.338s, 2013	733,333	741,278
Dole Food Co., Inc. bank term loan FRN Ser. B,
5.496s, 2012	245,641	248,174
Gray Television, Inc. bank term loan FRN Ser. B,
5.01s, 2012	300,000	301,313
Insight Midwest LP/Insight Capital, Inc. bank term
loan FRN 5 5/8s, 2009	68,775	69,746
Jack-in-the-Box, Inc. bank term loan FRN 5.446s, 2008	198,990	200,731
Jean Coutu Group, Inc. bank term loan FRN Ser. B,
5.938s, 2011	548,615	557,016
Loews Cineplex Entertainment Corp. bank term loan FRN
Ser. B, 5.88s, 2011	850,000	852,922
Mediacom Communications Corp. bank term loan FRN
Ser. B, 6s, 2012	992,500	1,007,542
MGM Studios, Inc. bank term loan FRN Ser. B, 5.74s, 2011	900,000	910,432
Olympus Cable Holdings, LLC bank term loan FRN
Ser. B, 8 3/4s, 2010	500,000	496,340
Pinnacle Foods Holding Corp. bank term loan FRN
6.758s, 2010	720,305	728,184
Regal Cinemas, Inc. bank term loan FRN Ser. B, 5.49s, 2010	1,488,665	1,502,853
Six Flags, Inc. bank term loan FRN Ser. B, 6.364s, 2009	432,061	435,996
Spanish Broadcasting Systems, Inc. bank term loan FRN
5.49s, 2012	450,000	456,469
Spectrum Brandd, Inc. bank term loan FRN Ser. B,
5.675s, 2013	1,344,622	1,359,188
Sun Media Corp. bank term loan FRN Ser. B, 5.68s,
2009 (Canada)	151,603	153,309
Universal City Development bank term loan FRN Ser. B,
5.687s, 2011	1,040,135	1,052,703
Warner Music Group bank term loan FRN Ser. B, 5.7s, 2011	345,957	349,633
Young Broadcasting, Inc. bank term loan FRN Ser. B,
5.766s, 2012	1,147,125	1,153,816
		16,675,021

Energy (0.2%)
Dresser, Inc. bank term loan FRN 6.91s, 2010	180,000	182,700
Kerr-McGee Corp. bank term loan FRN Ser. B, 6.311s, 2011	300,000	301,200
Key Energy Services, Inc. bank term loan FRN Ser. B,
6.266s, 2012 (U)	900,000	913,500
Universal Compression, Inc. bank term loan FRN
Ser. B, 5.24s, 2012	199,500	201,308
		1,598,708

SENIOR LOANS (10.3%)* (c) continued

	Principal amount	Value

Financial (0.6%)
CCM Merger, Inc. bank term loan FRN Ser. B, 5.933s, 2012	$997,500	$999,994
Fidelity National Information Solutions bank term
loan FRN Ser. B, 5.478s, 2013	1,765,000	1,770,673
General Growth Properties, Inc. bank term loan FRN
Ser. B, 5.67s, 2008 (R)	1,143,812	1,157,538
Hilb, Rogal & Hamilton Co. bank term loan FRN Ser. B,
5 3/4s, 2011	215,758	217,646
		4,145,851

Health Care (0.8%)
Alderwoods Group, Inc. bank term loan FRN 5.748s, 2009	737,882	747,567
Beverly Enterprises, Inc. bank term loan FRN 6.241s, 2008	122,500	122,653
Community Health Systems, Inc. bank term loan FRN
Ser. B, 5.61s, 2011	317,795	321,834
Concentra bank term loan FRN 6.03s, 2009	180,777	181,681
DaVita, Inc. bank term loan FRN Ser. B, 5.37s, 2012	950,000	963,327
Express Scripts, Inc. bank term loan FRN Ser. B,
5.241s, 2010	484,312	486,734
Fisher Scientific International, Inc. bank term loan
FRN Ser. B, 4.99s, 2011	118,500	119,315
Hanger Orthopedic Group, Inc. bank term loan FRN
7 3/4s, 2009	98,000	99,593
Kinetic Concepts, Inc. bank term loan FRN Ser. B,
5.24s, 2011	69,346	70,155
LifePoint, Inc. bank term loan FRN Ser. B, 5.435s, 2012	955,843	964,719
Mylan Laboratories, Inc. bank term loan FRN Ser. D,
7 1/4s, 2010	350,000	354,521
PacifiCare Health System, Inc. bank term loan FRN
Ser. B, 5.066s, 2010	248,747	249,058
Veterinary Centers of America bank term loan FRN
Ser. B, 5.188s, 2011	338,572	341,958
Warner Chilcott Corp. bank term loan FRN Ser. B, 6.411s, 2012	272,271	274,022
Warner Chilcott Corp. bank term loan FRN, 5.901s, 2012 (U)	11,041	11,088
Warner Chilcott Corp. bank term loan FRN Ser. C, 6.359s, 2012	109,712	110,417
Warner Chilcott Corp. bank term loan FRN Ser. D, 6.359s, 2012	50,684	51,010
Warner Chilcott Corp. bank term loan FRN, 5.314s, 2012 (U)	55,205	55,440
		5,525,092

Technology (0.6%)
AMI Semiconductor, Inc. bank term loan FRN 5.2s, 2012	946,374	949,529
Seagate Technology Hdd Holdings bank term loan FRN
5 7/8s, 2007 (Cayman Islands)	602,461	610,996
Seagate Technology Hdd Holdings bank term loan FRN
Ser. B, 5 7/8s, 2007 (Cayman Islands)	240,967	244,381
SunGard Data Systems, Inc. bank term loan FRN Ser. B,
6.28s, 2013	2,000,000	2,022,046
UGS Corp. bank term loan FRN Ser. C, 5.67s, 2012	464,828	471,219
Xerox Corp. bank term loan FRN 5.43s, 2008	200,000	201,500
		4,499,671

SENIOR LOANS (10.3%)* (c) continued

	Principal amount	Value

Transportation (0.1%)
Rail America, Inc. bank term loan FRN Ser. B, 5 7/8s, 2011	$100,000	$101,667
Travelcenters of America bank term loan FRN Ser. B, 5.518s, 2011	550,000	555,500
		657,167

Utilities & Power (0.3%)
Allegheny Energy, Inc. bank term loan FRN Ser. C, 5.769s, 2011	327,075	331,572
El Paso Corp. bank term loan FRN 3.24s, 2009	208,000	210,080
El Paso Corp. bank term loan FRN Ser. B, 6.438s, 2009	784,248	792,257
Texas Genco Holdings, Inc. bank term loan FRN
Ser. DD, 5.86s, 2011	696,500	700,091
Williams Cos., Inc. (The) bank term loan FRN Ser. C,
6.025s, 2007	117,311	118,484
		2,152,484

Total senior loans (cost $73,141,491)		$73,298,444

BRADY BONDS (0.9%)* (cost $5,631,234)

	Principal amount	Value

Brazil (Federal Republic of ) FRB Ser. 18 YR, 4.313s, 2012	$ 6,374,200	$6,278,587

PREFERRED STOCKS (0.2%)*

	Shares	Value

Dobson Communications Corp. 13.00% pfd.	4	$5,600
First Republic Capital Corp. 144A 10.50% pfd.	320	352,000
Paxson Communications Corp. 14.25% cum. pfd. ‡‡	34	231,200
Rural Cellular Corp. Ser. B, 11.375% cum. pfd.	426	530,370

Total preferred stocks (cost $1,037,099)		$1,119,170

COMMON STOCKS (0.1%)*

	Shares	Value

AMRESCO Creditor Trust (acquired 6/17/99 and 2/10/00,
cost $59,717) (F) ‡ †	820,000	$820
Birch Telecom, Inc. (F) †	898	1
Comdisco Holding Co., Inc.	504	8,694
Contifinancial Corp. Liquidating Trust Units	3,445,121	34,451
Covad Communications Group, Inc. †	15,321	16,240
Crown Castle International Corp. †	497	12,241
Dobson Communications Corp. †	1,857	14,262

COMMON STOCKS (0.1%)* continued

			Shares	Value
Genesis HealthCare Corp. †			903	$36,409
iPCS, Inc. †			290	12,064
Knology, Inc. †			199	523
Knology, Inc. (Rights) (F) †			199	29
Northwestern Corp.			3,774	113,937
Sterling Chemicals, Inc. †			110	2,640
Sun Healthcare Group, Inc. †			740	5,446
USA Mobility, Inc. †			12	324
VFB LLC (acquired 10/27/00 and 12/8/03, cost $948,004) ‡ †			948,004	194,341
Washington Group International, Inc. †			5,030	271,067
WHX Corp. †			18,832	207,152

Total common stocks (cost $4,738,508)				$930,641

UNITS (0.1%)*

			Units	Value

Morrison Knudsen Corp.			870,000	$58,725
XCL Equity Units (F)			991	675,285

Total units (cost $1,727,535)				$734,010

CONVERTIBLE PREFERRED STOCKS (--%)*

			Shares	Value

Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.			2,441	$108,014
Paxson Communications Corp. 144A, 9.75% cv. pfd. ‡‡			58	232,000

Total convertible preferred stocks (cost $566,647)				$340,014

WARRANTS (--%)*†

	Expiration date Strike price		Warrants	Value

Dayton Superior Corp. 144A	6/15/09	.01	1,020 $	1
MDP Acquisitions PLC 144A	10/01/13	EUR .001	508	14,224
Mikohn Gaming Corp. 144A	8/15/08	7.70	390	8,674
TravelCenters of America, Inc. 144A	5/01/09	.001	1,830	2,288
Ubiquitel, Inc. 144A	4/15/10	22.74	1,670	1
Washington Group International, Inc. Ser. A	1/25/06	28.50	3,105	77,837
Washington Group International, Inc. Ser. B	1/25/06	31.74	3,548	77,446
Washington Group International, Inc. Ser. C	1/25/06	33.51	1,918	38,472

Total warrants (cost $141,678)				$218,943

CONVERTIBLE BONDS AND NOTES (--%)* (cost $2,018,410)

		Principal amount	Value
Cybernet Internet Services International, Inc. 144A
cv. sr. disc. notes 13s, 2009 (Canada) (In default) †		$ 2,430,000	$24

EQUITY VALUE CERTIFICATES (--%)*† (cost $55,184)

	Maturity date	Certificates	Value
ONO Finance PLC 144A (United Kingdom)	3/16/11	400	$4

SHORT-TERM INVESTMENTS (6.4%)*

		Principal amount/shares	Value
Putnam Prime Money Market Fund (e)		45,115,324	$45,115,324
U.S. Treasury Bills for an effective yield of 3.22%,
11/3/05 #		$ 294,000	293,169

Total short-term investments (cost $45,408,493)			$45,408,493

TOTAL INVESTMENTS
Total investments (cost $740,757,178)			$735,091,035

* Percentages indicated are based on net assets of $709,265,718.

**** Security is in default of principal and interest.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2005 was $1,146,041 or 0.2% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2005.

(R) Real Estate Investment Trust.

(c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at September 30, 2005. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 5).

(e) See Note 4 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(U) A portion of the position represents unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the loan agreements. The total market value of the unfunded loan commitments at September 30, 2005 was 0.2% of net assets.

At September 30, 2005, liquid assets totaling $75,172,260 have been designated as collateral for open forward commitments and open swap contracts.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at September 30, 2005.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2005.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at September 30, 2005: (as a percentage of Portfolio Value)
Brazil	1.6%
Canada	1.1
Cayman Islands	1.6
France	1.8
Germany	2.2
Ireland	1.9
Luxembourg	1.5
Mexico	1.2
United Kingdom	2.2
United States	81.9
Other	3.0

Total	100.0%

57

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/05 (aggregate face value $82,084,621)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$17,136,868	$16,962,945	10/19/05	$ 173,923
British Pound	17,237,083	17,812,901	12/21/05	(575,818)
Canadian Dollar	3,499,670	3,455,971	10/19/05	43,699
Danish Krone	1,138,585	1,175,440	12/21/05	(36,855)
Japanese Yen	23,494,938	24,066,047	11/16/05	(571,109)
Norwegian Krone	11,264,727	11,694,845	12/21/05	(430,118)
Polish Zloty	552,860	567,909	12/21/05	(15,049)
South Korean Won	1,776,762	1,823,635	11/16/05	(46,873)
Swedish Krona	2,702,982	2,684,173	12/21/05	18,809
Swiss Franc	1,760,562	1,840,755	12/21/05	(80,193)

Total				$(1,519,584)

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/05 (aggregate face value $113,045,844)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 3,434,489	$ 3,384,704	10/19/05	$ (49,785)
British Pound	11,067,202	11,359,454	12/21/05	292,252
Canadian Dollar	10,676,240	10,338,932	10/19/05	(337,308)
Euro	53,323,744	54,235,696	12/21/05	911,952
Japanese Yen	8,995,326	9,098,097	11/16/05	102,771
Norwegian Krone	1,760,277	1,832,313	12/21/05	72,036
Singapore Dollar	1,798,036	1,843,090	11/16/05	45,054
Swedish Krona	13,298,691	13,698,027	12/21/05	399,336
Swiss Franc	7,111,566	7,255,531	12/21/05	143,965

Total				$1,580,273

FUTURES CONTRACTS OUTSTANDING at 9/30/05

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bobl 5 yr (Long)	107	$14,704,689	Dec-05	$(109,957)
Euro-Bund 10 yr (Short)	101	14,918,701	Dec-05	84,919
Euro-Schatz 2 yr (Long)	14	1,791,578	Dec-05	(7,805)
Japanese Government Bond 10 yr (Short)	5	6,073,509	Dec-05	83,632
U.K. Gilt 10 yr (Long)	9	1,794,673	Dec-05	(10,847)
U.S. Treasury Note 2 yr (Short)	62	12,765,219	Dec-05	29,845
U.S. Treasury Note 5 yr (Long)	131	13,998,578	Dec-05	(106,196)

Total				$ (36,409)

TBA SALE COMMITMENTS OUTSTANDING at 9/30/05 (proceeds receivable $22,885,497)

		Principal	Settlement
		amount	date	Value

FHLMC, 6 1/2s, October 1, 2035		$15,990,000	10/13/05	$16,290,794
FNMA, 5 1/2s, October 1, 2035		6,500,000	10/13/05	6,497,968

Total				$22,788,762

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)

Agreement with Bank of America, N.A. dated
August 30, 2005 to receive semi-annually the
notional amount multiplied by 4.53125% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.		$ 10,000,000	9/1/15	$ (193,229)
Agreement with Bank of America, N.A. dated
December 2, 2003 to pay semi-annually the
notional amount multiplied by 2.444% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR.		6,270,000	12/5/05	(17,116)
Agreement with Bank of America, N.A. dated
January 22, 2004 to pay semi-annually the notional
amount multiplied by 1.97375% and receive quar-
terly the notional amount multiplied by the three
month USD-LIBOR.		13,900,000	1/26/06	140,867
Agreement with Bank of America, N.A. dated
January 22, 2004 to pay semi-annually the notional
amount multiplied by 4.35% and receive quarterly
the notional amount multiplied by the three month
USD-LIBOR.		4,400,000	1/27/14	112,387

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)

Agreement with Bank of America, N.A. dated
March 25, 2004 to pay semi-annually the notional
amount multiplied by 3.075% and receive quarterly
the notional amount multiplied by the three month
USD-LIBOR.		$16,800,000	3/30/09	$ 825,885
Agreement with Citibank N.A. dated July 12, 2005
to pay annually the notional amount multiplied
by 2.7515% and receive semi-annually the
notional amount multiplied by the six month
EURIBOR-T248.	EUR	5,800,000	7/14/10	6,810
Agreement with Citibank, N.A. dated July 12,
2005 to receive annually the notional amount
multiplied by 3.4% and pay semi-annually the
notional amount multiplied by the six month
NOKDOM-NIBR.	NOR	47,500,000	7/14/10	(41,962)
Agreement with Citibank, N.A. dated July 20,
2005 to pay annually the notional amount multi-
plied by 2.825% and receive semi-annually the
notional amount multiplied by the six month
EURIBOR-T248.	EUR	2,300,000	7/22/10	(6,055)
Agreement with Citibank, N.A. dated July 20,
2005 to receive annually the notional amount
multiplied by 3.52% and pay semi-annually the
notional amount multiplied by the six month
NOKDOM-NIBR.	NOR	18,800,000	7/22/10	(2,675)
Agreement with Credit Suisse First Boston
International dated July 7, 2004 to pay semi-
annually the notional amount multiplied by
4.945% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.		$5,699,500	7/9/14	(93,890)
Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive semi-
annually the notional amount multiplied by
2.931% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.		5,048,700	7/9/06	(64,344)
Agreement with Credit Suisse First Boston
International dated May 18, 2005 to pay semi-
annually the notional amount multiplied by
4.6325% and receive quarterly the notional
amount multiplied by the three month
GBP-LIBOR-BBA.	GBP	24,000,000	5/18/07	(616,832)
Agreement with JPMorgan Chase Bank, N.A.
dated August 31, 2005 to receive semi-annually
the notional amount multiplied by 4.4505% and
pay quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA.		$25,100,000	9/2/15	(640,143)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)
Agreement with JPMorgan Chase Bank, N.A.
dated June 15, 2005 to pay semi-annually the
notional amount multiplied by 4.0825% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR.		$ 134,000,000	6/17/07	$ (398,044)
Agreement with JPMorgan Chase Bank, N.A.
dated June 15, 2005 to receive semi-annually the
notional amount multiplied by 4.5505% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.		30,000,000	6/17/15	(160,132)
Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to
receive semi-annually the notional amount multi-
plied by 4.641% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.		9,188,000	12/15/13	51,067
Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied by
1.955% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.		13,900,000	1/26/06	141,056
Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.3375% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.		4,400,000	1/26/14	115,664
Agreement with Lehman Brothers Special
Financing, Inc. dated September 21, 2005 to
pay semi-annually the notional amount multiplied
by the six month JPY-LIBOR-BBA and receive
semi-annually the notional amount multiplied
by 0.2725%.	JPY	8,800,000,000	9/26/07	(50,281)
Agreement with Lehman Brothers Special
Financing, Inc. dated September 21, 2005 to
receive semi-annually the notional amount
multiplied by the six month JPY-LIBOR-BBA
and pay semi-annually the notional amount
multiplied by 1.05625%.	JPY	2,100,000,000	9/26/12	148,869
Agreement with Lehman Brothers Special
Financing, Inc. dated September 28, 2005 to pay
annually the notional amount multiplied by
3.2385% and receive semi-annually the notional
amount multiplied by the six month EURIBOR.	EUR	26,000,000	9/30/15	70,757

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)
Agreement with Lehman Brothers Special
Financing, Inc. dated September 28, 2005 to
receive annually the notional amount multiplied
by 2.47% and pay semi-annually the notional
amount multiplied by the six month EURIBOR.	EUR	50,000,000	9/28/07	$ (68,033)
Agreement with Lehman Brothers Special
Financing, Inc. dated September 28, 2005 to
receive annually the notional amount multiplied
by 3.734% and pay semi-annually the notional
amount multiplied by the six month EURIBOR.	EUR	9,180,000	9/30/15	(5,357)
Agreement with Merrill Lynch Capital Services
Inc. dated July 22, 2005 to receive annually the
notional amount multiplied by 3.54% and pay
semi-annually the notional amount multiplied by
the six month NIBOR.	NOR	28,000,000	7/26/10	(1,173)
Agreement with Merrill Lynch Capital Services,
Inc. dated February 16, 2005 to receive semi-
annually the notional amount multiplied by the
six month EURIBOR and pay annually the
notional amount multiplied by 2.5645%.	EUR	46,900,000	2/19/07	(876,921)
Agreement with Merrill Lynch Capital Services,
Inc. dated July 22, 2005 to pay annually the
notional amount multiplied by 2.801% and receive
semi-annually the notional amount multiplied by
the six month EURIBOR.	EUR	3,500,000	7/26/10	(4,295)
Agreement with Merrill Lynch Capital Services,
Inc. dated June 9, 2005 to pay semi-annually the
notional amount multiplied by the six month
JPY-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 1.7275%.	JPY	1,500,000,000	6/14/20	(259,966)
Agreement with Merrill Lynch Capital Services,
Inc. dated November 17, 2000 to pay semi-
annually the notional amount multiplied by the
three month USD-LIBOR-BBA and receive the
notional amount multiplied by 6.68%.		$ 6,500,000	11/21/05	151,132
Agreement with UBS AG dated April 4, 2005
to pay quarterly the notional amount multiplied
by 2.61% and receive semi-annually the
notional amount multiplied by the six month
EUR-EURIBOR-Telerate.	EUR	77,000,000	4/6/07	(392,991)

Total				$(2,128,945)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Bank of America, N.A. on April 13, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the
market spread on day of execution and receive quarterly 360
basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 3 Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value
of the reference entity within the DJ HY CDX 3 Index.	$990,000	$ 18,031
Agreement with Bank of America, N.A. on April 14, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the
market spread on day of execution and receive quarterly 360
basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 3 Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value
of the reference entity within the DJ HY CDX 3 Index.	1,881,000	36,417
Agreement with Bank of America, N.A. on August 16, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the
market spread on day of execution and pay quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the CDX HY Series 4 Index, the fund
receives a payment of the proportional notional amount times the difference between the par value and the then-market value of
the reference entity within the CDX HY Series 4 Index.	4,950,000	27,485
Agreement with Bank of America, N.A. on September 8, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the
market spread on day of execution and pay quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the CDX HY Series 4 Index, the fund
receives a payment of the proportional notional amount times the difference between the par value and the then-market value of
the reference entity within the CDX HY Series 4 Index.	1,037,520	(964)
Agreement with Bank of America, N.A. on September 13, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the
market spread on day of execution and pay quarterly 90 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ CDX IG HVOL Series 4 Index, the fund receives a payment of the proportional notional amount
times the difference between the par value and the then-market value of the reference entity within the DJ CDX IG HVOL
Series 4 Index.	3,444,000	14,328

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)
Agreement with Bank of America, N.A. on August 17, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the
market spread on day of execution and pay quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the CDX HY Series 4 Index, the fund
receives a payment of the proportional notional amount times the difference between the par value and the then-market value of
the reference entity within the CDX HY Series 4 Index.	$ 2,475,000	$ (7,374)
Agreement with Citigroup Financial Products, Inc. on April 15,
2005, maturing on June 20, 2010, to receive quarterly 180 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 4 Index 25-35% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ HY CDX 4 Index
25-35% tranche.	2,400,000	122,640
Agreement with Citigroup Financial Products, Inc. on April 28,
2005, maturing on June 20, 2010, to receive quarterly 201 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 4 Index 25-35% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ HY CDX 4 Index
25-35% tranche.	2,400,000	144,956
Agreement with Citigroup Financial Products, Inc. on August 19,
2005, maturing on June 20, 2012, to receive quarterly 62 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, 7-10%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ IG CDX Series
4 Index, 7-10% tranche.	2,278,000	24,995
Agreement with Citigroup Financial Products, Inc. on August 19,
2005, maturing on June 20, 2012, to receive/(pay) a premium
based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of
the reference entity within the DJ IG CDX Series 4 Index.	2,278,000	248

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)
Agreement with Citigroup Financial Products, Inc. on June 10,
2005, maturing on June 20, 2010, to receive/(pay) a premium
based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 360
basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 5 year Series 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ HY CDX 5 year
Series 4 Index.	$ 2,415,600	$(41,941)
Agreement with Citigroup Financial Products, Inc. on June 10,
2005, maturing on June 20, 2010, to pay quarterly 677.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4 Index 3-7%
tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ IG CDX 5 year
Series 4 Index 3-7% tranche.	2,440,000	(32,740)
Agreement with Citigroup Financial Products, Inc. on June 14,
2005, maturing on June 20, 2015, to receive quarterly 619 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4 Index 3-7%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ IG CDX 5 year
Series 4 Index 3-7% tranche.	1,470,000	(78,440)
Agreement with Deutsche Bank AG on April 15, 2005, maturing on
June 20, 2010, to receive quarterly 183 basis points times the notional amount. Upon a credit default event of a reference entity within the
DJ HY CDX 4 Index 25-35% tranche, the fund make a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ HY CDX 4 Index 25-35% tranche.	2,400,000	124,800
Agreement with Deutsche Bank AG on August 8, 2005, maturing
on June 20, 2010, to receive quarterly 44 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index 7-10% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX 4 Index 7-10% tranche.	2,271,000	15,631

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)
Agreement with Deutsche Bank AG on August 8, 2005, maturing
on June 20, 2010, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and to pay quarterly 40 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index.	$ 2,271,000	$ (2,085)
Agreement with Deutsche Bank AG on July 14, 2005, maturing on
June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ IG CDX Series 4 Index.	1,686,000	(4,792)
Agreement with Deutsche Bank AG on September 8, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the
market spread on day of execution and pay quarterly 500 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ CDX HY Series 4 Index HB, the fund receives a payment of the proportional notional amount
times the difference between the par value and the then-market value of the reference entity within the DJ CDX HY Series 4
Index HB.	1,013,067	5,724
Agreement with Deutsche Bank AG on July 14, 2005, maturing on
June 20, 2012, to receive quarterly 35.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value
of the reference entity within the DJ IG CDX Series 4 Index,
10-15% tranche.	1,124,000	10,070
Agreement with Goldman Sachs Capital Markets, L.P. on April 1,
2005, maturing on December 20, 2009, to pay quarterly 138
basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 3 Index 25-35%
tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ HY CDX 3
Index 25-35% tranche.	933,000	40,446

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)
Agreement with Goldman Sachs Capital Markets, L.P. on
August 12, 2005, maturing on June 20, 2015, to receive quarterly
600 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index,3-7% tranche, the fund makes a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index,3-7% tranche.	$ 2,562,000	$(194,625)
Agreement with Goldman Sachs Capital Markets, L.P. on August 18,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 40 basis points times the notional amount. Upon a credit default event of a refer-
ence entity within the CDX IG Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the CDX IG Series 4 Index.	1,496,300	248
Agreement with Goldman Sachs Capital Markets, L.P. on August 18,
2005, maturing on June 20, 2010, to receive quarterly 38.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index,7-10% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX Series 4 Index,
7-10% tranche.	1,151,000	5,640
Agreement with Goldman Sachs Capital Markets, L.P. on August 19,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the CDX HY Series 4 Index, the fund
receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the CDX HY Series 4 Index.	2,475,000	16,660
Agreement with Goldman Sachs Capital Markets, L.P. on August 19,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points times the notional amount. Upon a credit default event of a refer-
ence entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ IG CDX Series 4 Index.	1,082,250	4,246

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)
Agreement with Goldman Sachs Capital Markets, L.P. on August 19,
2005, maturing on June 20, 2012, to receive quarterly 37.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index 10-15%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ IG CDX Series 4
Index 10-15% tranche.	$ 2,164,500	$ 19,426
Agreement with Goldman Sachs Capital Markets, L.P. on June 22,
2005, maturing on June 20, 2015, to receive quarterly 656 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4 Index 3-7%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the
DJ IG CDX 5 year Series 4 Index 3-7% tranche.	2,466,000	(96,855)
Agreement with Goldman Sachs Capital Markets, L.P. on May 20,
2005, maturing on June 20, 2010, to receive/(pay) a premium
based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 90 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX 5 year
Series 4 Index.	4,225,000	(67,557)
Agreement with Goldman Sachs Capital Markets, L.P. on May 20,
2005, maturing on June 20, 2010, to receive/(pay) a premium
based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 500 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4
Index 0-3% tranche, the fund makes a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX 5 year Series 4 Index 0-3% tranche.	845,000	43,456
Agreement with Goldman Sachs Capital Markets, L.P. on April 13,
2005, maturing on June 20, 2010, to receive/(pay) a premium
based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 360
basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 3 Index, the fund receives a payment of the proportional notional amount
times the difference between the par value and the then-market
value of the reference entity within the DJ HY CDX 3 Index.	891,000	12,477

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)
Agreement with Goldman Sachs International on September 2,
2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.55625% and the fund
pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.	$3,768,000	$ 89,064
Agreement with JPMorgan Chase Bank, N.A. on June 22, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the
market spread on day of execution and receive pay 360 basis
points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 5 year Series 4 Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ HY CDX 5 year
Series 4 Index.	2,441,340	(28,442)
Agreement with JPMorgan Chase Bank, N.A. on June 23, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the
market spread on day of execution and pay quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount
times the difference between the par value and the then-market value of the reference entity within the DJ HY CDX 5 year
Series 4 Index.	2,434,410	(37,008)
Agreement with Lehman Brothers Special Financing, Inc. on
April 14, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quar-
terly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 3 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the DJ HY CDX 3 Index.	891,000	21,048
Agreement with Lehman Brothers Special Financing, Inc. on
April 18, 2005, maturing on June 20, 2010, to pay quarterly 194 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 4 Index 25-35%
tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ HY CDX 4
Index 25-35% tranche.	500,000	28,971

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
		Notional	appreciation/
		amount	(depreciation)
Agreement with Lehman Brothers Special Financing, Inc. on
August 24, 2005, maturing on June 20, 2012, to receive quarterly
46.375 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ iTraxx Index,
6-9% tranche, the fund makes a payment of the proportional
notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ iTraxx Index, 6-9% tranche.	EUR	2,308,000	$ 13,678
Agreement with Lehman Brothers Special Financing, Inc. on
August 24, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 45 basis points times the notional amount. Upon a
credit default event of any reference entity within the DJ iTraxx
Index, the fund makes a payment of the proportional notional amount times the difference between the par value and
the then-market value of the reference entity within the
DJ iTraxx Index.		$1,851,750	29
Agreement with Lehman Brothers Special Financing, Inc. on
August 10, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay quar-
terly 360 basis points times the notional amount. Upon a credit default event of any reference entity within the CDX HY Series 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the CDX HY
Series 4 Index.		4,950,000	31,865
Agreement with Lehman Brothers Special Financing, Inc. on
August 5, 2005, maturing on June 20, 2010, to receive quarterly
43 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index,
7-10% tranche, the fund makes a payment of the proportional
notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index,7-10% tranche.		2,271,000	13,481
Agreement with Lehman Brothers Special Financing, Inc. on
August 5, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay quar-
terly 40 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series
4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
Series 4 Index.		2,271,000	(1,427)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
		Notional	appreciation/
		amount	(depreciation)
Agreement with Lehman Brothers Special Financing, Inc. on
July 27, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 19 basis points times the notional amount. Upon a
credit default event of any reference entity within the DJ iTraxx
Index, S3 tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ iTraxx Index, S3 tranche.	EUR	2,469,000	$ 11,195
Agreement with Lehman Brothers Special Financing, Inc. on
July 27, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 19 basis points times the notional amount. Upon a
credit default event of any reference entity within the DJ iTraxx
Index, the fund makes a payment of the proportional notional amount times the difference between the par value and
the then-market value of the reference entity within the
DJ iTraxx Index.		$2,834,916	(1,647)
Agreement with Lehman Brothers Special Financing, Inc. on
July 14, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 36 basis points times the notional amount. Upon a
credit default event of any reference entity within the DJ IG CDX
Series 4 Index,10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index,10-15% tranche.		1,034,000	5,702
Agreement with Lehman Brothers Special Financing, Inc. on
July 29, 2005, maturing on June 20, 2012, to receive quarterly
33.75 basis points times the notional amount. Upon a credit
default event of any reference entity within the DJ IG CDX Series
4 Index, 10-15% tranche, the fund makes a payment of the
proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index,10-15% tranche.		2,255,000	13,183
Agreement with Lehman Brothers Special Financing, Inc. on
June 14, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quar-
terly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 5 year
Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ HY CDX 5 year Series 4 Index.		1,455,300	(16,807)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)
Agreement with Lehman Brothers Special Financing, Inc. on
June 17, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quar-
terly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 5 year
Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ HY CDX 5 year Series 4 Index.	$ 2,415,600	$(25,105)
Agreement with Lehman Brothers Special Financing, Inc. on
September 8, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay quar-
terly 360 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ HY CDX Series
4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ HY CDX
Series 4 Index.	2,536,380	(5,838)
Agreement with Lehman Brothers Special Financing, Inc. on
September 29, 2005, maturing on June 20, 2010, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay
quarterly 90 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ CDX IG
HVOL Series 4 Index, the fund receives a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ CDX IG HVOL Series 4 Index.	4,868,000	(5,397)
Agreement with Lehman Brothers Special Financing, Inc. on
September 21, 2005, maturing on December 20, 2015, to receive quarterly 57.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5
Index 10-15% tranche, the fund makes a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX 5 Index 10-15% tranche.	1,168,000	(192)
Agreement with Lehman Brothers Special Financing, Inc. on
September 21, 2005, maturing on December 20, 2015, to
receive/(pay) a premium based on the difference between the
original spread on issue and the market spread on day of execu-
tion and pay quarterly 70 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ IG
CDX 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ IG CDX 5 Index.	1,168,000	(1,588)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)
Agreement with Lehman Brothers Special Financing, Inc. on
September 19, 2005, maturing on June 20, 2015, to receive quar-
terly 59 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index,
10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX 4 Index 10-15% tranche.	$ 1,167,000	$ (2,909)
Agreement with Lehman Brothers Special Financing, Inc. on
September 19, 2005, maturing on June 20, 2015, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay
quarterly 65 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG CDX 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the
DJ IG CDX 4 Index.	1,167,000	4,271
Agreement with Lehman Brothers Special Financing, Inc. on
March 25, 2005, maturing on December 20, 2009, to pay quar-
terly 116 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series
3 Index 25-35% tranche, that the counterparties agree advances within the 25-35 Loss Basket of the Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 3 Index
25-35% tranche.	933,000	28,743
Agreement with Merrill Lynch International on April 14, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the
market spread on day of execution and receives quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 3 Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value
of the reference entity within the DJ HY CDX 3 Index.	1,089,000	22,700
Agreement with Morgan Stanley Capital Services, Inc. on May 24,
2005, maturing on June 20, 2010, to receive/(pay) a premium
based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 90 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount
times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX 5 year
Series 4 Index.	22,645,000	(319,336)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
		Notional	appreciation/
		amount	(depreciation)
Agreement with Morgan Stanley Capital Services, Inc. on
September 8, 2005, maturing on June 20, 2015, to receive quar-
terly 479 basis points times the notional amount. Upon a credit default event of any reference entity within the iTraxx Eur 3
Index,3-6% tranche. the fund makes a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within the
iTraxx EUR 3 Index, 3-6% tranche.	EUR	1,048,000	$ 46,478
Agreement with Morgan Stanley Capital Services, Inc. on
September 8, 2005, maturing on June 20, 2012, to receive quar-
terly 285 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index 3-7% tranche, the fund makes a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index 3-7% tranche.		$2,619,000	(40,926)
Agreement with Morgan Stanley Capital Services, Inc. on
September 7, 2005, maturing on June 20, 2015, to receive quar-
terly 70.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index 10-15% tranche, the fund makes a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index 10-15% tranche.		1,151,000	8,650
Agreement with Morgan Stanley Capital Services, Inc. on
September 7, 2005, maturing on June 20, 2015, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quar-
terly 65 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ IG CDX
Series 4 Index.		1,151,000	1,409
Agreement with Morgan Stanley Capital Services, Inc. on
September 29, 2005, maturing on June 20, 2012, to receive quar-
terly 318 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index 3-7% tranche, the fund makes a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index 3-7% tranche.		1,623,000	1,962

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)
Agreement with Morgan Stanley Capital Services, Inc. on
September 19, 2005, maturing on June 20, 2012, to receive quar-
terly 48 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index 7-10% tranche, the fund makes a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index 7-10% tranche.	$ 2,336,000	$ 7,841
Agreement with Morgan Stanley Capital Services, Inc. on
September 19, 2005, maturing on June 20, 2012, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay
quarterly 55 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG CDX
Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index.	2,336,000	3,525
Agreement with Morgan Stanley Capital Services, Inc. on
September 13, 2005, maturing on June 20, 2012, to receive quar-
terly 275 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index 3-7% tranche, the fund makes a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index 3-7% tranche.	1,722,000	(37,319)
Agreement with Morgan Stanley Capital Services, Inc. on May 24,
2005, maturing on June 20, 2010, to receive/(pay) a premium
based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 500 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4
Index 0-3% tranche, the fund makes a payment of the propor-
tional notional amount times the difference between the par
value and the then-market value of the reference entity within the
DJ IG CDX 5 year Series 4 Index 0-3% tranche.	4,529,000	226,462

Total		$ 216,867

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/05

ASSETS
Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $695,641,854)	$689,975,711
Affiliated issuers (identified cost $45,115,324) (Note 4)	45,115,324

Cash	6,609,236

Foreign currency (cost $3,679,825) (Note 1)	3,660,269

Dividends, interest and other receivables	7,572,521

Receivable for securities sold	5,144,744

Receivable for sales of delayed delivery securities (Note 1)	23,075,269

Receivable for open forward currency contracts (Note 1)	2,253,505

Receivable for closed forward currency contracts (Note 1)	966,392

Unrealized appreciation on swap contracts (Note 1)	3,032,675

Receivable for variation margin (Note 1)	14,486

Total assets	787,420,132

LIABILITIES
Distributions payable to shareholders	3,487,410

Payable for securities purchased	10,162,211

Payable for purchases of delayed delivery securities (Note 1)	29,720,266

Payable for compensation of Manager (Notes 2 and 4)	1,270,400

Payable for investor servicing and custodian fees (Note 2)	79,331

Payable for Trustee compensation and expenses (Note 2)	100,029

Payable for administrative services (Note 2)	3,567

Payable for open forward currency contracts (Note 1)	2,192,816

Payable for closed forward currency contracts (Note 1)	1,457,215

Unrealized depreciation on swap contracts (Note 1)	4,944,753

TBA sales commitments, at value (proceeds receivable $22,885,497) (Note 1)	22,788,762

Premium received on credit default contracts (Note 1)	1,793,476

Other accrued expenses	154,178

Total liabilities	78,154,414

Net assets	$709,265,718

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Note 1)	$838,099,789

Undistributed net investment income (Note 1)	10,822,412

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(132,283,751)

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(7,372,732)

Total -- Representing net assets applicable to capital shares outstanding	$709,265,718

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($709,265,718 divided by 100,313,084 shares)	$7.07

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/05

INVESTMENT INCOME
Interest (including interest income of $2,831,786
from investments in affiliated issuers) (Note 4)	$ 37,786,390

Dividends	175,621

Securities lending	1,087

Total investment income	37,963,098

EXPENSES
Compensation of Manager (Note 2)	5,200,049

Investor servicing fees (Note 2)	369,883

Custodian fees (Note 2)	310,242

Trustee compensation and expenses (Note 2)	36,159

Administrative services (Note 2)	31,422

Other	502,569

Fees waived and reimbursed by Manager (Note 4)	(172,990)

Total expenses	6,277,334

Expense reduction (Note 2)	(199,664)

Net expenses	6,077,670

Net investment income	31,885,428

Net realized gain on investments (Notes 1 and 3)	13,809,248

Net realized gain on swap contracts (Note 1)	3,747,559

Net realized gain on futures contracts (Note 1)	2,606,336

Net realized gain on foreign currency transactions (Note 1)	314,587

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	1,237,621

Net unrealized depreciation of investments, futures contracts,
swap contracts, and TBA sale commitments during the year	(17,801,686)

Net gain on investments	3,913,665

Net increase in net assets resulting from operations	$35,799,093

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	9/30/05	9/30/04

Operations:
Net investment income	$ 31,885,428	$ 39,968,442

Net realized gain on investments
and foreign currency transactions	20,477,730	15,728,201

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(16,564,065)	7,855,132

Net increase in net assets resulting from operations	35,799,093	63,551,775

Distributions to shareholders: (Note 1)

From net investment income	(42,129,483)	(48,649,600)

Total increase (decrease) in net assets	(6,330,390)	14,902,175

NET ASSETS
Beginning of year	715,596,108	700,693,933

End of year (including undistributed net investment income
and distributions in excess of net investment income
of $10,822,412 and $5,000,039, respectively)	$709,265,718	$715,596,108

NUMBER OF FUND SHARES
Shares outstanding at beginning and end of year	100,313,084	100,313,084

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Net asset value,
beginning of period	$7.13	$6.99	$6.26	$6.54	$7.13

Investment operations:
Net investment income (a)	.32(d)	.40(d)	.48	.52	.58

Net realized and unrealized
gain (loss) on investments	.04	.23	.73	(.26)	(.57)

Total from
investment operations	.36	.63	1.21	.26	.01

Less distributions:
From net investment income	(.42)	(.49)	(.48)	(.53)	(.46)

From return of capital	--	--	--	(.01)	(.14)

Total distributions	(.42)	(.49)	(.48)	(.54)	(.60)

Net asset value,
end of period	$7.07	$7.13	$6.99	$6.26	$6.54

Market value,
end of period	$6.250	$6.730	$6.410	$6.380	$6.050

Total return at
market value (%)(b)	(0.98)	12.95	8.35	14.81	3.06

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$709,266	$715,596	$700,694	$627,620	$655,161

Ratio of expenses to
average net assets (%)(c)	.87(d)	.86(d)	.89	.87	.90

Ratio of net investment income
to average net assets (%)	4.43(d)	5.61(d)	7.22	7.97	8.50

Portfolio turnover (%)	165.33(e)	113.46	141.60(f )	193.33(f )	111.45

(a)	Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b)	Total return does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.02% and less than 0.01% respectively, of average net assets for common shares (Note 4).

(e)	Portfolio turnover excludes dollar roll transactions.

(f)	Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/05

Note 1: Significant accounting policies

Putnam Master Intermediate Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund’s investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sectors, high-yield sector and international sector. The fund invests in higher yielding, lower rated bonds that have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

D) Stripped mortgage-backed securities The fund may invest in stripped mortgage-backed securities which represent a participation in mortgage loans and may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on swaps or securities it owns or in which it may invest, to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract.

Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into,

the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At September 30, 2005, the fund had no securities out on loan.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2005, the fund had a capital loss carryover of $132,218,587 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$ 6,989,186	September 30, 2007

25,640,537	September 30, 2008

24,593,458	September 30, 2009

27,431,170	September 30, 2010

47,564,236	September 30, 2011

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, dividends payable, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities, and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2005, the fund reclassified $16,066,428 to decrease distributions in excess of net investment income and $50,535 to decrease paid-in-capital, with an increase to accumulated net realized losses of $16,015,893.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 14,009,767
Unrealized depreciation	(21,139,445)
------------------------------
Net unrealized depreciation	(7,129,678)
Undistributed ordinary income	13,711,965
Capital loss carryforward	(132,218,587)
Cost for federal income
tax purposes	$ 742,220,713

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the “average weekly assets” of the fund. “Average weekly assets” is defined to mean the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes though incurrence of indebtedness) and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes). This fee is based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% thereafter.

In June 2005, the Trustees and Putnam Management agreed to a reduced management fee structure for the fund that will go into effect on January 1, 2006. Based on the fund’s current asset levels, this new fee structure is not expected to have an effect on the fund’s effective management fee rate. However, the new fee structure incorporates additional breakpoints at higher asset levels. Effective on that date, the fund’s management fee is expected to be an annual rate of 0.72% of the average weekly assets of the fund (based on the fund’s current asset level), with additional breakpoints leading to lower fee rates at higher asset levels.

Effective September 13, 2004, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average weekly assets (calculated in the same manner as under the fund’s management contract with Putnam Management) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund.

Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended September 30, 2005, the fund paid PFTC $680,125 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended September 30, 2005, the fund’s expenses were reduced by $199,664 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $345, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan. The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended September 30, 2005, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $1,010,477,371 and $947,950,353, respectively. Purchases and sales of U.S. government securities aggregated $14,261,062 and $10,518,000, respectively.

Note 4: Investment in Putnam Prime Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2005, management fees paid were reduced by $172,990 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $2,831,786 for the year ended September 30, 2005. During the year ended September 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $462,567,388 and $515,625,172, respectively.

Note 5: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The Staff of the SEC has indicated that it believes that Putnam Management did not comply with certain disclosure requirements in connection with dividend payments to shareholders of your fund. Putnam Management is currently engaged in settlement negotiations with the SEC Staff regarding this matter.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

The fund has designated 0.16% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended September 30, 2005, the fund hereby designates 0.16%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

Shareholder meeting
results (Unaudited)

The annual meeting of shareholders of the fund was held on July 14, 2005.
At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes For	Votes Withheld
Jameson A. Baxter	56,753,698	3,864,893

Charles B. Curtis	56,720,445	3,898,146

Myra R. Drucker	56,697,021	3,921,570

Charles E. Haldeman, Jr.	56,761,033	3,857,558

John A. Hill	56,785,737	3,832,854

Paul L. Joskow	56,761,968	3,856,623

Elizabeth T. Kennan	56,694,969	3,923,622

John H. Mullin, III	56,741,680	3,876,911

Robert E. Patterson	56,816,291	3,802,300

George Putnam, III	56,695,057	3,923,534

W. Thomas Stephens	56,722,167	3,896,424

Richard B. Worley	56,731,787	3,886,804

A proposal to amend the fund’s fundamental investment restriction with respect to borrowing and senior securities to permit the fund to engage in investment leverage was approved as follows:

Votes for	Votes against	Abstentions
44,565,983	6,279,632	9,772,976

A proposal to approve the Amended and Restated Management Contract between the fund and Putnam Investment Management, LLC, which provides for payment of management fees with respect to fund assets attributable to investment leverage, was approved as follows:

Votes for	Votes against	Abstentions
44,760,193	5,927,573	9,930,825

All tabulations are rounded to the nearest whole number.

Compliance certifications (Unaudited)

On July 28, 2005, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (1/4/47)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager
Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust
Company

Legal Counsel
Ropes & Gray LLP

Independent Registered
Public Accounting Firm
KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker

Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnam.com) any time for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

AN713 228902 11/05

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code to include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam’s Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
September 30, 2005	$42,292	$-	$4,192	$-
September 30, 2004	$43,250	$-	$4,150	$126

For the fiscal years ended September 30, 2005 and September 30, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $ 4,192 and $4,276 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.
Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
September 30, 2005	$-	$-	$-	$-
September 30, 2004	$-	$-	$-	$-

Item 5. Audit Committee

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Myra R. Drucker Paul L. Joskow (Chairperson) Robert E. Patterson W. Thomas Stephens Richard B. Worley (b) Not applicable Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End

Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the

Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of independent directors,

* the board has not established independent nominating, audit, and compensation committees,

* the board has more than 19 members or fewer than five members, absent special circumstances,

* the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company at its previous two annual meetings, or

* the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year. The funds will withhold votes for any nominee for director who:

* is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

* attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

* as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

* serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Contested Elections of Directors

The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration.

Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code

(i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

The funds will withhold votes for the entire board of directors if

* the board does not have at least a majority of independent non-executive directors,

* the board has not established nomination committees composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters -------------

The funds will vote for shareholder proposals calling for a

majority of a company’s directors to be independent of management.

The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted December 10, 2004

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the

Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy

Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties

(except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: November 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/Charles E. Porter Charles E. Porter Principal Executive Officer Date: November 29, 2005

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 29